STOCK FUNDS SEMI-ANNUAL REPORT

                       SIX MONTHS ENDED DECEMBER 31, 1999



                            A FAMILY OF NO-LOAD FUNDS
                            -------------------------

                                  BALANCED FUND
                              LARGE CAP GROWTH FUND
                              REGIONAL GROWTH FUND
                               MID CAP GROWTH FUND
                            INTERNATIONAL GROWTH FUND
                              SMALL CAP GROWTH FUND
                       SCIENCE AND TECHNOLOGY GROWTH FUND
                         DEVELOPING MARKETS GROWTH FUND




                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $8 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          *    Free telephone exchange
          *    Dollar-cost averaging through an automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) plan

                                     [CHART]

--------------------------------------------------------------------------------
                               SIT FAMILY OF FUNDS
--------------------------------------------------------------------------------
STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income
--------------------------------------------------------------------------------

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH
--------------------------------------------------------------------------------
     [ ] PRINCIPAL STABILITY & CURRENT INCOME       [ ] GROWTH POTENTIAL


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                                SIT MUTUAL FUNDS
                         STOCK FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Chairman's Letter                                                          2

Performance Review                                                         4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

            Balanced Fund                                                  6

            Large Cap Growth Fund                                         10

            Regional Growth Fund                                          14

            Mid Cap Growth Fund                                           18

            International Growth Fund                                     22

            Small Cap Growth Fund                                         26

            Science and Technology Growth Fund                            30

            Developing Markets Growth Fund                                34

Notes to Portfolios of Investments                                        38

Statements of Assets and Liabilities                                      40

Statements of Operations                                                  42

Statements of Changes in Net Assets                                       44

Notes to Financial Statements                                             48

Financial Highlights                                                      53

Results of Shareholder Meeting                                            61

[PHOTO]   SIT MUTUAL FUNDS
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          CHAIRMAN'S LETTER

Dear Fellow Shareholders:

   A strong year-end rally capped another year of excellent returns for domestic equity indices. Despite the significant rise in interest rates in 1999, the Standard & Poor's 500 Index posted gains of over 20% for a 5th consecutive year.

Economic Overview

   December represented the 106th month of U.S. economic expansion, a period characterized by strong economic growth and moderate inflation. Although there was great debate over the potential Y2K impact in fourth quarter GDP, very little evidence has emerged that the U.S economy slowed down from the rate achieved during the first three quarters of 1999. We forecast over 5.5% GDP growth in the fourth quarter, and as we examine momentum in key components underlying the GDP calculation, it is very difficult to see how a major slowdown will occur over the intermediate term. Strong employment and consumer confidence levels have buoyed the largest component of GDP (personal consumption expenditures) to consistent year-over-year growth of over 5.0%. Non-residential fixed investment continues to be strong, and it appears that government spending is on the rise. Finally, a strengthening global economy may support some improvement in net exports, which have been the biggest drag on GDP growth. Our only cautionary observation relates to the fact that consumer expenditures continue to outpace personal income gains, and consumer borrowing has risen sharply in recent months. Federal Reserve Chairman, Alan Greenspan, has expressed similar concerns on this issue, specifically citing the "wealth effect" created by the rising prices of homes and financial assets. Given increasing evidence of the link between the equity markets and consumer confidence (and spending), we believe that the Federal Reserve will apply the brakes slowly to avoid any major disruption in the financial markets. Our conclusion is that there will be "more of the same" in the year ahead; therefore, we project full year GDP growth in the area of 4.0%.
   Prospects for another year of solid global economic growth have pressured interest rates upward in recent months, but we believe inflation pressures will remain modest. While year-over-year consumer price index (CPI) data have accelerated throughout the year, we believe this is largely commodity-related and, specifically, oil-related. Excluding food and energy, the "core" rates of both producer and consumer price inflation have been rising at a modest 2.0% rate. We project a slight increase in the CPI in 2000, rising to 2.6% from 2.2% in 1999. Part of our longer-term optimism on inflation stems from the rapid introduction of new technology and the secular trend to substitute capital for labor. In a recent speech before the Economic Club of New York, Mr. Greenspan acknowledged the powerful impact that technology is having on the economy, stating "What should be indisputable is that a number of new technologies that evolved from the cumulative innovations of the past half century have now begun to bring about awesome changes in the way goods and services are distributed to final users." Global spending on technology, particularly the rapid adoption of the Internet, is having the combined effect of increasing labor productivity, while limiting price increases.
   In spite of our optimism about inflation on a secular basis, we believe the Federal Reserve is likely to raise rates as much as an additional one-half percentage point in 25 basis point increments starting with the early February Federal Open Markets Committee meeting. Tight labor markets in a rapidly growing domestic economy concern Federal Reserve officials. Mr. Greenspan noted that, despite the structural changes occurring in the economy that have to this point contained inflation, the Federal Reserve's goal is "to extend the expansion by containing its imbalances and avoiding the very recession that would complete a business cycle."
   With regard to U.S. fiscal policy, we believe that the fiscal 2000 budget surplus will be considerably higher than the Clinton Administration's current forecast of $142.5 billion. Our own forecast is $180-185 billion. Consequently, President Clinton has advanced a number of spending plans focussed on education and health care, while Republican presidential candidates are favoring a balanced package including tax cuts. Spending is continuing to rise at faster rates at the state and local government level than they had been previously. We are monitoring all government spending patterns closely because of their potentially inflationary implications.
   In stark contrast to a year ago, economic growth outside the U.S. appears to be on solid footing. We are estimating global GDP growth of 3.0% in 2000, ahead of an estimated

2.0% in 1999. Our optimistic view is based upon the following: European economic growth is beginning to accelerate, the recession in Japan is coming to an end, other Asian economies are recovering very quickly, and stronger commodity prices and lower interest rates are aiding recovery in Latin America.

Equity Strategy Summary

   A strong year-end rally helped push domestic equity indices markedly higher in 1999, continuing the string of exceptional financial asset returns in the U.S. Over the last five years, the cumulative total return for the Standard & Poor's 500 Index has been a remarkable 250%.
   1999 marked another year of wide dispersion among financial asset categories. Stocks dramatically outperformed bonds, as investors shook off concerns over higher interest rates and focussed on an improved outlook for corporate earnings in the recovering global economy. Despite the strong performance of the U.S. equity market, the U.S. ranked only 20th among the 33 largest markets worldwide.
   Within the U.S., 1999 marked the widest differential favoring growth over value in the history of the Frank Russell Company indices. The relatively higher weightings within the technology sector were responsible for much of the outperformance of growth over value. The technology-laden NASDAQ OTC Composite posted an exceptional return for the year, increasing 85.6%. We estimate that 703 of the roughly 4000 companies in the Index for the entire year doubled in price over the course of 1999. This strong performance relative to other market indices perhaps best symbolizes the performance differential between the "New Economy" and "Old Economy" sectors within the equity market. The surge in technology shares has left many observers wondering if the trend will continue. We believe the answer is yes, but it is clear that higher valuations imply a higher level of risk going forward. Our enthusiasm for this sector is supported by surging technological innovation coupled with strong global demand for productivity-enhancing technology. In a market environment that has continuously rewarded strong earnings growth, we attribute much of our success in 1999 to our focus on enhancing projected earnings growth rates within our equity portfolios. A sizable portfolio weighting in the fast-growing technology sector has been a key factor in producing projected earnings growth rates that are at more than twice that of the Standard & Poor's 500 Index based on 2000 estimates.
   Internationally, we remain optimistic on the outlook for European equity markets due to strengthened economic fundamentals, a widening corporate movement to enhance productivity and profitability, and the growth of a capital markets/equity culture in Europe. We are also positive on investment opportunities in Japan, as the equity market posted strong results driven by strong capital inflows, government fiscal stimulus, and corporate restructuring. We are somewhat cautious on the near-term prospects for Latin America markets. Political instability remains a key concern, and both Brazil and Argentina are struggling with budget deficit reductions.
   In general, we believe greatly improving economic conditions around the world will continue to provide attractive investment opportunities in the year ahead.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - STOCK FUNDS

   Domestically, equity markets generated strong results during in 1999. Strong corporate earnings growth and surging performance in the technology sector was enough to overcome a significant rise in interest rates that occurred throughout the year. 1999 marked an unprecedented 5th consecutive year of returns over 20% for the equity market (as measured by the Standard & Poor's 500 Index). This was also a record 9th consecutive year of positive returns for the market.
   Smaller capitalization issues showed improved relative performance in 1999. For the first time since 1994, the Russell 2000 Index return (+21.3%) was modestly higher than the return for the S&P 500 Index (+21.0%). Growth stocks outperformed value issues across the capitalization spectrum. The large cap Russell 1000 Growth Index bested the Russell 1000 Value Index by nearly twenty six percentage points during 1999, with returns of +33.2% and +7.4%, respectively. The growth/value performance differential was even greater among small cap issues, as the Russell 2000 Growth returned +43.1%, while the Russell 2000 Value returned -1.5%.
   The technology sector was the best performing sector in the market in 1999 by a wide margin. We estimate that the combined returns of the technology sectors were +73.7% and +113.9% in the S&P 500 Index and the Russell 2000 Index, respectively. Sectors that lagged the market over the past year include financial services, utilities, health services and consumer non-durables. Continuing the trend that has existed over the past few years, a select group of large stocks, mostly within technology, have disproportionately driven indices higher. We estimate that just seven stocks contributed half of the total return for the S&P 500 Index in 1999.
   International equity market indices also moved higher in 1999. In fact, every major regional equity market delivered double-digit investment returns, largely due to an improving outlook for the global economy and corporate profits. Emerging markets benefited the most from this improving economic outlook, as the MSCI Pacific ex-Japan Index rose 42.6% and the MSCI Latin America Free Index increased 55.5%. Japan's equity market turned in its strongest performance of the decade, gaining 61.5%. Investment returns in Europe were somewhat mixed in 1999 (although generally positive), as the MSCI Europe Index posted a return of +15.9%.

                                         1987       1988      1989
                                        ----------------------------
SIT BALANCED                             --         --         --
--------------------------------------------------------------------
SIT LARGE CAP GROWTH                     5.32%      5.33%     32.02%
--------------------------------------------------------------------
SIT REGIONAL GROWTH                      --         --         --
--------------------------------------------------------------------
SIT MID CAP GROWTH                       5.50       9.77      35.15
--------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                 --         --         --
--------------------------------------------------------------------
SIT SMALL CAP GROWTH                     --         --         --
--------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH        --         --         --
--------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH            --         --         --
--------------------------------------------------------------------
S&P 500 INDEX                            5.28      16.55      31.61
S&P MIDCAP 400 INDEX                    -2.04      20.87      35.55
MSCI EAFE INDEX (3)                      --         --         --
RUSSELL 2000 INDEX (2)                   --         --         --
PSE TECH 100 INDEX                       --         --         --
MSCI EMERGING MARKETS FREE INDEX (4)     --         --         --

                                        NASDAQ
                                        SYMBOL           INCEPTION
                                        ------           -----------

SIT BALANCED                            SIBAX            12/31/93
--------------------------------------------------------------------
SIT LARGE CAP GROWTH                    SNIGX            09/02/82
--------------------------------------------------------------------
SIT REGIONAL GROWTH                     n/a              12/31/97
--------------------------------------------------------------------
SIT MID CAP GROWTH                      NBNGX            09/02/82
--------------------------------------------------------------------
SIT INTERNATIONAL GROWTH                SNGRX            11/01/91
--------------------------------------------------------------------
SIT SMALL CAP GROWTH                    SSMGX            07/01/94
--------------------------------------------------------------------
SIT SCIENCE AND TECHNOLOGY GROWTH       SISTX            12/31/97
--------------------------------------------------------------------
SIT DEVELOPING MARKETS GROWTH           SDMGX            07/01/94
--------------------------------------------------------------------
S&P 500 INDEX(5)
S&P MIDCAP 400 INDEX(5)
MSCI EAFE INDEX (3)
RUSSELL 2000 INDEX (2)
PSE TECH 100 INDEX
MSCI EMERGING MARKETS FREE INDEX (4)

 (1) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
 (2) FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
 (3) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.
 (4) FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
 (5) FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

----------------------------------------------------------------------------------------------------------------
                  TOTAL RETURN - CALENDAR YEAR
----------------------------------------------------------------------------------------------------------------
   1990      1991         1992       1993       1994        1995        1996       1997        1998        1999
----------------------------------------------------------------------------------------------------------------
   --         --          --         --        -0.33%      25.43%      15.80%     21.73%      21.30%      20.15%
----------------------------------------------------------------------------------------------------------------
  -2.37%     32.72%       4.94%      3.15%      2.83       31.66       23.05      31.70       30.56       33.41
----------------------------------------------------------------------------------------------------------------
   --         --          --         --         --          --          --         --         23.05       15.55
----------------------------------------------------------------------------------------------------------------
  -2.04      65.50       -2.14       8.55      -0.47       33.64       21.87      17.70        6.84       70.65
----------------------------------------------------------------------------------------------------------------
   --         4.10(1)     2.69      48.37      -2.99        9.36       10.31       4.81       18.95       50.77
----------------------------------------------------------------------------------------------------------------
   --         --          --         --        11.57(1)    52.16       14.97       7.63        1.97      108.63
----------------------------------------------------------------------------------------------------------------
   --         --          --         --         --          --          --         --         38.40       85.98
----------------------------------------------------------------------------------------------------------------
   --         --          --         --        -2.02(1)    -4.29       17.27      -5.20      -24.93       82.50
----------------------------------------------------------------------------------------------------------------
  -3.05      30.46        7.64      10.07       1.32       37.58       22.96      33.36       28.58       21.04
  -5.12      50.11       11.92      13.95      -3.60       30.94       19.19      32.29       19.11       14.72
   --         0.26      -12.17      32.56       7.78       11.21        6.05       1.78       20.00       26.96
   --         --          --         --         4.61       28.45       16.49      22.36       -2.54       21.26
   --         --          --         --         --          --          --         --         54.60      116.40
   --         --          --         --         2.80       -6.94        3.92     -13.40      -27.52       63.70

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                   PERIODS ENDED DECEMBER 31, 1999
         TOTAL RETURN                ---------------------------------------------------------
   QUARTER         SIX MONTHS                                                          SINCE
ENDED 12/31/99   ENDED 12/31/99      1 YEAR      3 YEARS     5 YEARS     10 YEARS    INCEPTION
-------------------------------      ---------------------------------------------------------
    15.59%            14.11%          20.15%      21.06%      20.84%       --         17.02%
----------------------------------------------------------------------------------------------
    26.01             22.81           33.41       31.89       30.02       18.28%      17.89
----------------------------------------------------------------------------------------------
    14.99              7.74           15.55        --          --          --         19.25
----------------------------------------------------------------------------------------------
    45.95             51.87           70.65       28.98       28.43       19.60       20.78
----------------------------------------------------------------------------------------------
    38.12             48.20           50.77       23.41       17.79        --         16.52
----------------------------------------------------------------------------------------------
    64.59             83.86          108.63       31.80       31.99        --         31.26
----------------------------------------------------------------------------------------------
    55.15             69.01           85.98        --          --          --         60.44
----------------------------------------------------------------------------------------------
    48.17             42.08           82.50        9.11        7.83        --          6.69
----------------------------------------------------------------------------------------------
    14.88              7.71           21.04       27.56       28.55       18.22       19.11
    17.19              7.34           14.72       21.82       23.05       17.32       18.77
    16.99             22.12           26.96       15.74       12.83        --         10.73
    18.44             10.96           21.26       13.08       16.69        --         16.00
    54.88             62.04          116.40        --          --          --         82.91
    25.15             18.27           63.70        0.91       -0.13        --          0.38


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]   SIT BALANCED FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          PETER L. MITCHELSON, CFA, SENIOR PORTFOLIO MANAGER
          BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Balanced Fund's +14.1% return over the past six months was strong on both an absolute and relative basis and compared favorably to the +2.7% return for the Lipper Balanced Fund Index. The Fund's 1999 return of +20.2% ranked in the 6th percentile of the 449 balanced funds ranked by Lipper Analytical Services. For the 3-year and 5-year periods, the Fund ranked in the 7th percentile out of 333 funds and the 9th percentile out of 223 funds.
   As of December 31, 1999, the asset allocation of the Fund was 60.9% equities (up from 54.6% at the end of June), 35.0% fixed income securities (down from 36.9%), and 4.1% cash and other net assets.
   A strong year-end rally helped push equity market returns solidly higher over the past six months. Investors were able to shake off inflation and interest rate concerns, and focus on the recovering global economy and resultant acceleration in corporate earnings. Growth stocks continue to outperform value issues, largely fueled by the surging technology sector. The Fund significantly benefited from an overweighted position in the technology sectors, with greater sector weights in both electronic technology and technology services than six months ago. Sector weighting decreases occurred in health services and health technology. Strong earnings growth continues to be a distinct attribute of the Fund, with an average projected 1-year and 5-year earnings growth rate for companies held in the Fund of 25.0% and 23.5%, respectively. This compares to a projected earnings growth rate for the S&P 500 Index of 9.1% for 2000 and 10.0% for the next five years.
   While the outlook for improving corporate earnings and a strong global economy provided support for the equity markets over the past year, bond prices fell over continued fears about excessive economic growth and a potential acceleration in inflation. Yields on 30-year U.S. Treasury bonds rose 47 basis points over the last six months and 140 basis points for the 1999 calendar year, with the yield at year-end standing at 6.48%. The most significant recent change in fixed income strategy occurred toward the end of 1999, as we began to emphasize corporate securities over U.S. Treasuries, and relative yields on corporates became attractive as investors' Y2K fears caused a temporary flight to safety in Treasuries. Going forward, we believe interest rates will creep somewhat higher over the near-term.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

     The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

             Net Asset Value 12/31/99:  $18.75 Per Share
                              6/30/99:  $17.38 Per Share

                     Total Net Assets:  $14.5 Million

                       TOTAL DIVIDEND:  $ 1.02 PER SHARE
               Long-Term Capital Gain:  $ 0.74 Per Share
                      Ordinary Income:  $ 0.28 Per Share


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                      Cash & Other Net Assets    4.1%
                                        Bonds   35.0%
                                     Equities   60.9%

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                                  LEHMAN
                   BALANCED              S&P              AGGREGATE
                     FUND             500 INDEX          BOND INDEX
                   --------           ---------          ----------

3 Months**          15.59%             14.88%              -0.12%
1 Year              20.15              21.04               -0.82
3 Years             21.06              27.56                5.73
5 Years             20.84              28.55                7.73
Inception           17.02              23.54                5.88
  (12/31/93)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                                    LEHMAN
                   BALANCED               S&P              AGGREGATE
                     FUND              500 INDEX           BOND INDEX
                   --------            ---------           ----------

1 Year              20.15%               21.04%              -0.82%
3 Years             77.41               107.55               18.20
5 Years            157.68               251.09               45.12
Inception          156.84               255.74               40.89
  (12/31/93)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX AND THE S&P 500 INDEX. LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 12/31/99 would have grown to $25,684 in the Fund, $14,089 in the Lehman Aggregate Bond Index or $35,574 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS
                   Stocks:
                          *  Cisco Systems, Inc.
                          *  Microsoft Corp.
                          *  General Electric Co.
                          *  QUALCOMM, Inc.
                          *  Nokia Corp., A.D.R.
                   Bonds:
                          *  U.S. Treasury Strip, 6.43%, 11/15/09
                          *  EQCC HEL, 1996-4 A8, 7.41%, 1/15/28
                          *  Pentair, Inc., 7.85%, 10/15/09
                          *  Union Tank Car Co., 6.57%, 1/2/14
                          *  TIPS, 3.875%, 1/15/09

                          Total Number of Holdings: 139

SIT BALANCED FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY              NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (60.9%) (2)

   COMMERCIAL SERVICES (0.3%)
              1,000   SYSCO Corp.                                       $39,563
                                                                  --------------
   CONSUMER DURABLES (0.5%)
              1,100   Harley-Davidson, Inc.                              70,469
                                                                  --------------
   CONSUMER NON-DURABLES (2.3%)
              1,100   Coca Cola Co.                                      64,075
              1,400   Colgate-Palmolive Co.                              91,000
              1,100   Kimberly-Clark Corp.                               71,775
              1,000   Procter & Gamble Co.                              109,563
                                                                  --------------
                                                                        336,413
                                                                  --------------
   CONSUMER SERVICES (2.5%)
              1,500   AT&T Corp.-Liberty Media Group (3)                 85,125
              1,500   Clear Channel Comm., Inc. (3)                     133,875
              2,000   Time Warner, Inc.                                 144,875
                                                                  --------------
                                                                        363,875
                                                                  --------------
   ELECTRONIC TECHNOLOGY (18.6%)
                500   Applied Materials, Inc. (3)                        63,344
              5,500   Cisco Systems, Inc. (3)                           589,187
              1,900   EMC Corp. (3)                                     207,575
              1,800   Intel Corp.                                       148,162
                500   JDS Uniphase Corp. (3)                             80,656
                700   Lexmark International Group, Inc. (3)              63,350
                500   Linear Technology Corp.                            35,781
              2,550   Lucent Technologies, Inc.                         190,772
              1,700   Nokia Corp., A.D.R.                               323,000
                200   Nortel Networks Corp.                              20,200
              2,000   QUALCOMM, Inc. (3)                                352,250
              3,300   Sun Microsystems, Inc. (3)                        255,544
              2,300   Tellabs, Inc. (3)                                 147,631
              1,400   Texas Instruments, Inc.                           135,625
              2,000   Xilinx, Inc. (3)                                   90,938
                                                                  --------------
                                                                      2,704,015
                                                                  --------------
   ENERGY MINERALS (0.6%)
              2,500   EOG Resources, Inc.                                43,906
              1,300   Unocal Corp.                                       43,631
                                                                  --------------
                                                                         87,537
                                                                  --------------
   FINANCE (6.0%)
              1,681   American International Group, Inc.                181,758
              1,400   Chase Manhattan Corp.                             108,762
              1,000   Citigroup, Inc.                                    55,563
              1,500   Federal Home Loan Mortgage Corp.                   70,594
              1,500   Marsh & McLennan Cos., Inc.                       143,531
              1,000   Morgan Stanley Dean Witter & Co.                  142,750
              1,500   Wells Fargo Co.                                    60,656
              2,000   XL Capital, Ltd.                                  103,750
                                                                  --------------
                                                                        867,364
                                                                  --------------
   HEALTH TECHNOLOGY (7.5%)
              4,000   Amgen, Inc. (3)                                   240,250
                500   Biogen, Inc. (3)                                   42,250
              2,200   Bristol-Myers Squibb Co.                          141,212
              1,100   Johnson & Johnson Co.                             102,437
                400   MedImmune, Inc. (3)                                66,350
              3,000   Medtronic, Inc.                                   109,312

--------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              1,900   Merck & Co., Inc.                                 127,419
              3,700   Pfizer, Inc.                                      120,019
              1,700   Warner Lambert Corp.                              139,294
                                                                  --------------
                                                                      1,088,543
                                                                  --------------
   INDUSTRIAL SERVICES (0.3%)
              1,000   Halliburton Co.                                    40,250
                                                                  --------------
   PROCESS INDUSTRIES (0.4%)
              1,500   Monsanto Co.                                       53,438
                                                                  --------------
   PRODUCER MANUFACTURING (3.9%)
              3,000   General Electric Co.                              464,250
              2,700   Tyco International, Ltd.                          104,963
                                                                  --------------
                                                                        569,213
                                                                  --------------
   RETAIL TRADE (4.2%)
              1,000   CVS Corp.                                          39,938
              2,300   Dayton Hudson Corp.                               168,906
              3,000   Home Depot, Inc.                                  205,687
                900   Kohl's Corp. (3)                                   64,969
                600   Wal-Mart Stores, Inc                               41,475
              3,000   Walgreen Co.                                       87,750
                                                                  --------------
                                                                        608,725
                                                                  --------------
   TECHNOLOGY SERVICES (8.8%)
              2,400   America Online, Inc. (3)                          181,050
                500   BMC Software, Inc. (3)                             39,969
              4,500   Ceridian Corp. (3)                                 97,031
              1,400   Computer Sciences Corp. (3)                       132,475
              2,000   First Data Corp.                                   98,625
                800   Inktomi Corp. (3)                                  71,000
              4,000   Microsoft Corp. (3)                               467,000
              1,750   Oracle Corp. (3)                                  196,109
                                                                  --------------
                                                                      1,283,259
                                                                  --------------
   TRANSPORTATION (0.3%)
                700   United Parcel Service, Inc.                        48,300
                                                                  --------------
   UTILITIES (4.7%)
              2,000   Global Crossing, Ltd. (3)                         100,000
              2,850   MCI WorldCom, Inc. (3)                            151,228
                500   Nextel Communications, Inc. (3)                    51,563
              2,600   Sprint Corp.                                      175,012
              4,000   Vodafone Airtouch, A.D.R.                         198,000
                                                                  --------------
                                                                        675,803
                                                                  --------------
Total common stocks
(cost: $5,184,827)                                                    8,836,767
                                                                  --------------

BONDS (34.1%) (2)

   U.S. TREASURY (8.3%)
                      U.S. Treasury Strip:
             25,000     6.93% Effective Yield, 11/15/04                  18,279
          1,600,000     6.43% Effective Yield, 11/15/09                 809,184
            500,000     6.83% Effective Yield, 2/15/19                  137,205
                      U.S.Treasury Inflation Index Bond:
            153,833     3.875%, 1/15/09                                 148,658
            102,310     3.875%, 4/15/29                                  95,522
                                                                  --------------
                                                                      1,208,848
                                                                  --------------

--------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES (4.9%)
                      Advanta Mortgage Loan Trust:
             25,000     1995-3 A5, 7.37%, 2/25/27                        24,812
             50,000     1996-1 A7, 7.07%, 3/25/27                        48,756
            150,000   Conseco Home Equity Loan,
                        1999-F A3, 6.97%, 10/15/30                      146,461
             74,999   ContiMortgage Home Equity Loan Tr.,
                        1996-1 A7, 7.00%, 3/15/27 72,275
                      EQCC Home Equity Loan Trust:
             25,000     1996-1 A5, 6.93%, 3/15/27                        23,939
            250,000     1996-4 A8, 7.41%, 1/15/28                       253,660
                      Green Tree Financial Corp.:
             20,000     1995-5, 7.25%, 9/15/25                           19,862
             25,000     1997-4, 7.03%, 2/15/29                           24,553
             50,000     1999-E A3, 7.18%, 8/30/30                        49,891
             50,000   Money Store Home Equity Mtg.,
                        7.265%, 7/15/38                                  49,325
                                                                  --------------
                                                                        713,534
                                                                  --------------
   COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%)
             73,258   PNC Mortgage Securities Corp.
                        Series 1998-6 4A, 6.75%, 8/25/13                 72,611
            100,000   Norwest Asset Securities Corp.
                        Series 1998-19 2A12, 6.75%, 7/25/28              91,226
                                                                  --------------
                                                                        163,837
                                                                  --------------
   CORPORATE BONDS (9.8%)
            125,000   Allstate Finance, 7.83%, 12/1/45                  114,687
                      American Airlines:
             25,000     1999-1 A2, 7.024%, 10/15/09                      24,229
             25,000     1999-1 B, 7.324%, 10/15/09                       24,238
            100,000   Bank America, 8.25%, 4/15/27                       96,500
             50,000   Burlington North Santa Fe
                        Series 1999-2, 7.57%, 1/2/21                     47,923
             50,000   CIT Group, Inc., 7.125%, 10/15/04                  49,625
                      Continental Airlines:
             47,321     1997-1A, 7.461%, 4/1/15                          45,429
             75,000     1999-1B, 6.795%, 8/2/18                          68,642
             49,979     1999-1A, 6.545%, 2/2/19                          45,521
             50,000   First Industrial LP, 7.15%, 5/15/27                48,625
             50,000   Ford Motor Credit Corp., 5.75%, 2/23/04            47,188
             50,000   Franchise Fin. Corp., 8.25%, 10/30/03              49,500
            150,000   Gen. Electric Capital, 6.52%, 10/8/02             148,500
             50,000   May Department Stores, 9.875%, 6/15/21             53,500
            200,000   Pentair, Inc., 7.85%, 10/15/09                    195,750
             32,000   Ryder System, Inc., 8.75%, 3/15/17                 32,360
            100,000   Service Corp. Int'l, 7.375%, 4/15/04               85,625
              6,000   Toys R Us, Inc., 8.25%, 2/1/17                      6,000
             50,000   Union Carbide Corp., 8.75%, 8/1/22                 52,313
            200,000   Union Tank Car Co., 6.57%, 1/2/14                 184,692
                                                                  --------------
                                                                      1,420,847
                                                                  --------------

   MORTGAGE PASS-THROUGH SECURITIES (10.0%)

     FEDERAL HOME LOAN MORTGAGE CORPORATION (0.8%)
             36,552   9.00%, 7/1/16                                      38,110
             20,888   9.00%, 7/1/16                                      21,776
             16,632   9.25%, 6/1/02                                      17,236

--------------------------------------------------------------------------------
QUANTITY/PAR($)       NAME OF ISSUER                         MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
             30,766   10.00%, 10/1/18                                    32,985
                                                                  --------------
                                                                        110,107
                                                                  --------------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.7%)
             15,622   9.00%, 11/1/06                                     16,198
             53,951   9.25%, 1/1/17                                      56,337
             68,400   9.75%, 1/1/13                                      74,128
             17,202   10.00%, 1/1/20                                     18,383
             71,342   10.25%, 6/1/13                                     77,875
                                                                  --------------
                                                                        242,921
                                                                  --------------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.5%)
             22,093   9.00%, 6/15/11                                     22,990
             96,769   9.00%, 6/15/09                                    100,867
             94,418   9.00%, 12/15/19                                    98,717
             18,011   9.25%, 9/15/01                                     18,787
             20,151   9.50%, 1/15/04                                     21,160
             47,690   9.50%, 11/15/04                                    50,075
             28,476   9.50%, 7/20/05                                     29,481
             35,922   9.50%, 12/15/09                                    38,200
             19,079   9.50%, 5/20/16                                     19,987
            100,400   9.50%, 12/15/17                                   107,316
             66,455   9.50%, 3/15/18                                     70,370
             70,485   9.50%, 9/20/18                                     73,841
             62,759   9.50%, 1/20/19                                     65,745
             47,242   9.50%, 2/20/19                                     49,486
             76,910   9.50%, 3/20/19                                     80,575
             39,307   9.50%, 12/15/19                                    41,825
             60,820   9.75%, 10/15/05                                    63,945
             64,186   10.00%, 3/20/16                                    68,360
             29,505   10.25%, 1/15/04                                    31,066
              3,571   11.25%, 10/15/00                                    3,585
             16,407   11.25%, 10/15/11                                   18,016
                      Municipal (GNMA collateralized):
             13,000     Bernalillo Multifamily. Ser. 1998A,
                         7.50%, 9/20/20                                  12,244
                                                                  --------------
                                                                      1,086,638
                                                                  --------------
Total bonds
(cost: $5,065,822)                                                    4,946,732
                                                                  --------------
CLOSED-END MUTUAL FUNDS (0.9%) (2)
              7,009   American Select Portfolio                          81,918
                403   American Strategic, Inc. Portfolio                  4,534
              1,870   American Strategic, Inc. Portfolio II              21,271
              2,209   American Strategic, Inc. Portfolio III             24,713
                                                                  --------------

     Total closed-end mutual funds                                      132,436
                                                                  --------------
     (cost: $131,807)

   SHORT-TERM SECURITIES (3.7%) (2)
            544,000   Sit Money Market Fund, 5.35% (6)                  544,000
                                                                  --------------
(cost: $544,000)

Total investments in securities
(cost: $10,926,456) (7)                                             $14,459,935
                                                                  ==============

        See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT LARGE CAP GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          SENIOR PORTFOLIO MANAGERS
          PETER L. MITCHELSON, CFA * ROGER J. SIT * RONALD D. SIT, CFA

   The Sit Large Cap Growth Fund posted strong results for the last six months and full calendar year of 1999, increasing 22.8% and 33.4%, respectively. By comparison, the S&P 500 Index return was +7.7% for the final six months of 1999 and +21.0% for the calendar year.
   A strong year-end rally capped another year of solid returns for most major stock indices. Although concerns over inflation and a significant increase in long-term interest rates caused volatility along the way, strong corporate earnings provided key support for the advance in the equity markets. Growth stocks continued their strong relative performance, largely due to the continued exceptional performance of the technology sector. Although the strong performance of technology issues has led to increased valuation for the sector, we believe that future earnings growth will be significantly higher for these companies than for the broader market. The rapid pace of technological innovation is fueling robust corporate and consumer spending on information technology, providing for a broad variety of investment opportunities in several areas, including telecommunications, networking, E-commerce, semiconductors and software applications. Since we believe that the technology boom is far from over, the Fund continues to be significantly overweighted in the technology sector.
   The most significant sector weighting increases over the past six months include electronic technology, technology services and utilities through the purchases of Nokia, QUALCOMM, Global Crossing, First Data, Xilinx and JDS Uniphase. Sector weighting decreases occurred in health technology, health services and retail trade through the reduction or elimination of positions in McKesson HBOC, Gap, Lowe's, American Home Products, Eli Lilly and Schering-Plough. As of December 31st, the Fund was 97% invested in equities, up from 93% six months ago.
   Securities in the Fund continue to exhibit high projected earnings growth rates. We estimate that companies within the Fund will grow earnings in excess of 25% in the coming year, well above the 9% growth projection for the S&P 500 Index. In addition to strong fundamentals, attractive relative valuations for fast-growing companies give us optimism about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 61.20 Per Share
                                    6/30/99:  $ 52.84 Per Share

                           Total Net Assets:  $164.0 Million

                Weighted Average Market Cap:  $152.7 Billion

                             TOTAL DIVIDEND:  $  3.41 PER SHARE
                     Long-Term Capital Gain:  $  3.41 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    28.9
                          Technology Services    14.1
                            Health Technology    12.6
                                      Finance     8.8
                                    Utilities     7.7
                                 Retail Trade     7.1
                       Producer Manufacturing     6.0
                            Consumer Services     4.9
                        Consumer Non-Durables     4.1
                           Sectors Under 1.0%     3.2
                      Cash & Other Net Assets     2.6

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                                   RUSSELL
                   LARGE CAP               S&P               1000
                  GROWTH FUND          500 INDEX         GROWTH INDEX
                  -----------          ---------         ------------

3 Month**            26.01%              14.88%              25.15%
1 Year               33.41               21.04               33.16
5 Years              30.02               28.55               32.42
10 Year***           18.28               18.22               20.32
Inception***         17.89               19.11               19.54
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                                   RUSSELL
                   LARGE CAP              S&P                1000
                  GROWTH FUND          500 INDEX         GROWTH INDEX
                  -----------          ---------         ------------

1 Year               33.41%               21.04%             33.16%
5 Year              271.64               251.09             307.10
10 Year***          435.95               433.03             535.78
Inception***       1636.64              1975.78            2109.42
  (9/2/82)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX.
***ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 12/31/99 would have grown to $173,664 in the Fund, or $207,578 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                            *  Cisco Systems, Inc.
                            *  Microsoft Corp.
                            *  General Electric Co.
                            *  Nokia Corp., A.D.R.
                            *  Sun Microsystems, Inc.
                            *  Amgen, Inc.
                            *  QUALCOMM, Inc.
                            *  EMC Corp.
                            *  Oracle Corp.
                            *  Home Depot, Inc.

                          Total Number of Holdings: 68

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   COMMERCIAL SERVICES (0.5%)
               21,500  SYSCO Corp.                                     $850,594
                                                                ----------------

   CONSUMER DURABLES (0.9%)
               22,600  Harley-Davidson, Inc.                          1,447,812
                                                                ----------------

   CONSUMER NON-DURABLES (4.1%)
               25,500  Coca Cola Co.                                  1,485,375
               31,200  Colgate-Palmolive Co.                          2,028,000
               20,000  Kimberly-Clark Corp.                           1,305,000
               17,200  Procter & Gamble Co.                           1,884,475
                                                                ----------------
                                                                      6,702,850
                                                                ----------------
   CONSUMER SERVICES (4.9%)
               26,500  AT&T Corp.-Liberty Media Group (3)             1,503,875
               44,500  CBS Corp. (3)                                  2,845,219
               21,900  Clear Channel Communications, Inc. (3)         1,954,575
               23,800  Time Warner, Inc.                              1,724,012
                                                                ----------------
                                                                      8,027,681
                                                                ----------------
   ELECTRONIC TECHNOLOGY (28.9%)
                9,000  Applied Materials, Inc. (3)                    1,140,188
               95,150  Cisco Systems, Inc. (3)                       10,192,944
               37,300  EMC Corp. (3)                                  4,075,025
               43,900  Intel Corp.                                    3,613,519
               10,000  JDS Uniphase Corp. (3)                         1,613,125
               12,500  Lexmark International Group, Inc. (3)          1,131,250
               11,000  Linear Technology Corp.                          787,188
               41,710  Lucent Technologies, Inc.                      3,120,429
               30,500  Nokia Corp., A.D.R.                            5,795,000
                8,500  Nortel Networks Corp.                            858,500
               24,000  QUALCOMM, Inc. (3)                             4,227,000
               57,000  Sun Microsystems, Inc. (3)                     4,413,937
               39,700  Tellabs, Inc. (3)                              2,548,244
               23,100  Texas Instruments, Inc.                        2,237,812
               37,000  Xilinx, Inc. (3)                               1,682,344
                                                                ----------------
                                                                     47,436,505
                                                                ----------------
   ENERGY MINERALS (0.9%)
               43,500  EOG Resources, Inc.                              763,969
               23,000  Unocal Corp.                                     771,938
                                                                ----------------
                                                                      1,535,907
                                                                ----------------
   FINANCE (8.8%)
               22,375  American International Group, Inc.             2,419,297
               24,100  Chase Manhattan Corp.                          1,872,269
               13,500  Citigroup, Inc.                                  750,094

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               27,200  Federal Home Loan Mortgage Corp.               1,280,100
               27,000  Marsh & McLennan Cos., Inc.                    2,583,562
               17,500  Morgan Stanley Dean Witter & Co.               2,498,125
               31,300  Wells Fargo Co.                                1,265,694
               34,100  XL Capital, Ltd.                               1,768,937
                                                                ----------------
                                                                     14,438,078
                                                                ----------------
   HEALTH TECHNOLOGY (12.6%)
               71,000  Amgen, Inc. (3)                                4,264,437
                9,000  Biogen, Inc. (3)                                 760,500
               40,400  Bristol-Myers Squibb Co.                       2,593,175
               21,000  Johnson & Johnson Co.                          1,955,625
                7,000  MedImmune, Inc. (3)                            1,161,125
               54,200  Medtronic, Inc.                                1,974,912
               39,900  Merck & Co., Inc.                              2,675,794
               77,300  Pfizer, Inc.                                   2,507,419
               33,500  Warner Lambert Corp.                           2,744,906
                                                                ----------------
                                                                     20,637,893
                                                                ----------------
   INDUSTRIAL SERVICES (0.4%)
               18,000  Halliburton Co.                                  724,500
                                                                ----------------

   PRODUCER MANUFACTURING (6.0%)
               51,100  General Electric Co.                           7,907,725
               48,200  Tyco International, Ltd.                       1,873,775
                                                                ----------------
                                                                      9,781,500
                                                                ----------------
   RETAIL TRADE (7.1%)
               17,000  CVS Corp.                                        678,938
               41,700  Dayton Hudson Corp.                            3,062,344
               56,550  Home Depot, Inc.                               3,877,209
               18,500  Kohl's Corp. (3)                               1,335,469
               12,500  Wal-Mart Stores, Inc                             864,063
               60,600  Walgreen Co.                                   1,772,550
                                                                ----------------
                                                                     11,590,573
                                                                ----------------
   TECHNOLOGY SERVICES (14.1%)
               43,000  America Online, Inc. (3)                       3,243,813
               10,500  BMC Software, Inc. (3)                           839,344
               65,900  Ceridian Corp. (3)                             1,420,969
               23,300  Computer Sciences Corp. (3)                    2,204,762
                2,500  Dendrite International, Inc. (3)                  84,688
               34,500  First Data Corp.                               1,701,281
               10,000  Inktomi Corp. (3)                                887,500
               75,000  Microsoft Corp. (3)                            8,756,250
               35,250  Oracle Corp. (3)                               3,950,203
                                                                ----------------
                                                                     23,088,810
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
   TRANSPORTATION (0.5%)
               11,500  United Parcel Service, Inc.                      793,500
                                                                ----------------

   UTILITIES (7.7%)
               37,000  Global Crossing, Ltd. (3)                      1,850,000
               53,400  MCI WorldCom, Inc. (3)                         2,833,537
               14,500  Nextel Communications, Inc. (3)                1,495,312
               45,000  Sprint Corp.                                   3,029,062
               69,500  Vodafone Airtouch, A.D.R.                      3,440,250
                                                                ----------------
                                                                     12,648,161
                                                                ----------------

Total common stocks                                                 159,704,364
                                                                ----------------
          (cost: $91,934,231)

SHORT-TERM SECURITIES (2.6%) (2)
            4,239,000  Sit Money Market Fund, 5.35% (6)               4,239,000
                                                                ----------------
          (cost: $4,239,000)

Total investments in securities
          (cost: $96,173,231) (7)                                  $163,943,364
                                                                ================

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT REGIONAL GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Regional Growth Fund rose +7.7% over the second half of 1999, equal to the +7.7% return for the S&P 500 Index.

   The Fund's longer term record relative to the S&P 500 Index has been negatively impacted by the underweighting of the very large companies outside of the Fund's regional focus, as a select few stocks have disproportionately driven the Index higher. Recent evidence supporting a broadening market, however, bodes well for the Fund's prospects, given that the Fund's weighted market capitalization remains well below that of the S&P 500 Index.

   Strong earnings growth continues to be a primary focus of the portfolio. We project earnings growth of +21.9% over the next year and +19.4% over the next five years, which compares quite favorably to the +9.1% and +10.0% projected growth rates for the S&P 500 Index over the same time periods. We believe that the valuations of companies held in the Fund are highly attractive, especially in light of superior relative growth rates. For example, the weighted price-to-earnings ratio for companies held in the Fund is 30x (based on 2000 estimates), which is only slightly higher than the S&P 500 Index multiple of 29x. We believe this valuation is compelling, given that the projected earnings growth rate for companies held in the Fund is twice that of the S&P 500 Index over the next year.

   As of December 31st, the Fund was 98% invested in equity securities, up from 95% six months ago. Significant sector weighting changes over the past six months include increases in electronic technology and consumer services, while retail trade and health technology had the largest decrease. Given the Fund's emphasis on growth companies and the dynamic changes occurring within our economy, the electronic technology and technology services sectors are the heaviest weighted sectors within the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $14.19 Per Share
                                    6/30/99:  $13.17 Per Share

                           Total Net Assets:  $ 7.9 Million

                Weighted Average Market Cap:  $22.5 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    20.1
                          Technology Services    15.3
                                      Finance    12.6
                                 Retail Trade    10.4
                            Health Technology     8.0
                            Consumer Services     8.0
                       Producer Manufacturing     5.0
                                    Utilities     4.7
                          Commercial Services     4.1
                       Sectors 3.0% and Under     9.9
                      Cash & Other Net Assets     1.9

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT
                    REGIONAL               S&P              RUSSELL
                   GROWTH FUND          500 INDEX          3000 INDEX
                   -----------          ---------          ----------

3 Month**            14.99%              14.88%              16.22%
1 Year               15.55               21.04               20.89
Inception            19.25               24.75               22.51
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT
                    REGIONAL               S&P              RUSSELL
                   GROWTH FUND          500 INDEX          3000 INDEX
                   -----------          ---------          ----------

1 Year               15.55%              21.04%              20.89%
Inception            42.19               55.63               50.08
  (12/31/97)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX AND THE RUSSELL 3000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/99 would have grown to $14,219 in the Fund, or $15,563 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                           *  Motorola, Inc.
                           *  Emmis Communications Corp.
                           *  Sprint Corp.
                           *  ADC Telecommunications, Inc.
                           *  Tellabs, Inc.
                           *  Great Plains Software, Inc.
                           *  Gateway 2000, Inc.
                           *  First Data Corp.
                           *  Whittman-Hart, Inc.
                           *  Northern Trust Corp.

                          Total Number of Holdings: 37

SIT REGIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%) (2)

    COMMERCIAL SERVICES (4.1%)
            3,000   Deluxe Corp.                                        $82,312
            4,500   Ecolab, Inc.                                        176,062
            1,500   Valassis Communications, Inc. (3)                    63,375
                                                                ----------------
                                                                        321,749
                                                                ----------------
    CONSUMER DURABLES (2.0%)
            2,500   Harley-Davidson, Inc.                               160,156
                                                                ----------------

    CONSUMER SERVICES (8.0%)
            3,500   Emmis Communications Corp. (3)                      436,242
            3,500   Tribune Co.                                         192,719
                                                                ----------------
                                                                        628,961
                                                                ----------------
    CONSUMER NON-DURABLES (1.3%)
            3,000   General Mills, Inc.                                 107,250
                                                                ----------------

    ELECTRONIC TECHNOLOGY (20.1%)
            5,000   ADC Telecommunications, Inc. (3)                    362,812
            4,000   Gateway 2000, Inc. (3)                              288,250
            3,000   Motorola, Inc.                                      441,750
            4,500   National Computer Systems, Inc.                     169,313
            5,000   Tellabs, Inc. (3)                                   320,938
                                                                ----------------
                                                                      1,583,063
                                                                ----------------
    FINANCE (12.6%)
            4,500   Aon Corp.                                           180,000
            5,000   Northern Trust Corp.                                265,000
            4,000   Reliastar Financial Corp.                           156,750
            6,000   TCF Financial Corp.                                 149,250
            6,000   Wells Fargo Co.                                     242,625
                                                                ----------------
                                                                        993,625
                                                                ----------------
    HEALTH SERVICES (2.2%)
            3,637   Cardinal Health, Inc.                               174,121
                                                                ----------------

    HEALTH TECHNOLOGY (8.0%)
            2,500   Baxter International, Inc.                          157,031
            2,500   Eli Lilly & Co.                                     166,250
            5,000   Medtronic, Inc.                                     182,188
            5,000   Sybron Int'l Corp. (3)                              123,438
                                                                ----------------
                                                                        628,907
                                                                ----------------
    PROCESS INDUSTRIES (3.0%)
            2,000   H.B. Fuller Co.                                     111,875
            3,500   Monsanto Co.                                        124,688
                                                                ----------------
                                                                        236,563
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY            NAME OF ISSUER                           MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
    PRODUCER MANUFACTURING (5.0%)
            3,000   Illinois Tool Works, Inc.                           202,687
            2,000   Minnesota Mining & Mfg. Co.                         195,750
                                                                ----------------
                                                                        398,437
                                                                ----------------
    RETAIL TRADE (10.4%)
            3,500   Best Buy, Inc. (3)                                  175,656
            3,500   Dayton Hudson Corp.                                 257,031
            2,500   Kohl's Corp. (3)                                    180,469
            7,000   Walgreen Co.                                        204,750
                                                                ----------------
                                                                        817,906
                                                                ----------------
    TECHNOLOGY SERVICES (15.3%)
            7,500   Ceridian Corp. (3)                                  161,719
            5,500   First Data Corp.                                    271,219
            5,425   Fiserv, Inc. (3)                                    207,845
            4,000   Great Plains Software, Inc. (3)                     299,000
            5,000   Whittman-Hart, Inc. (3)                             268,125
                                                                ----------------
                                                                      1,207,908
                                                                ----------------
    TRANSPORTATION (1.4%)
            2,800   C.H. Robinson Worldwide, Inc.                       111,300
                                                                ----------------

    UTILITIES (4.7%)
            5,500   Sprint Corp.                                        370,219
                                                                ----------------

Total common stocks                                                   7,740,165
                                                                ----------------
    (cost: $5,569,139)

SHORT-TERM SECURITIES (1.9%) (2)
          147,000   Sit Money Market Fund, 5.35% (6)                    147,000
                                                                ----------------
    (cost: $147,000)

Total investments in securities
    (cost: $5,716,139) (7)                                           $7,887,165
                                                               =================

         See accompanying notes to portfolios of investments on page 38.

                  This page has been left blank intentionally.

[PHOTO]   SIT MID CAP GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
          ERIK S. ANDERSON, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Mid Cap Growth Fund returned +51.9% during the second half of 1999 and produced a calendar 1999 return of +70.7%. This compares favorably with the +7.3% semi-annual return and +14.7% calendar return for the S&P MidCap 400 Index.
   Over the past year, small and mid cap stocks posted improved returns relative to larger cap issues, we attribute this outperformance to extreme undervaluation and renewed investor confidence in the global economic environment. In addition, the accelerating pace of change within technology has led to surging performance of many dynamic small- and mid-sized technology companies. This sector's performance has been strong enough to almost single-handedly drive most small and mid cap indices higher. Indeed, the Fund's excess return over the S&P MidCap 400 Index is largely attributable to its overweighted position and favorable stock selection within the electronic technology and technology services sectors.
   These sectors within the Fund posted a combined return of nearly 100% over the past six months. Several large holdings, including JDS Uniphase, QUALCOMM, Applied Micro Circuits and Check Point Software, posted returns of over +200% for the period. Although such remarkable performance cannot be expected to persist in the future, we believe the fundamentals underlying this strong stock performance support continued overweighted position in the technology sectors.
   Along with the Fund's positioning in other high growth sectors, technology investments are a key element underlying the strong projected earnings growth for companies held in the Fund, which we currently estimate at 37.0% for 2000 and 33.2% over the next five years. This compares quite favorably with the S&P 500 Index estimated 2000 earnings growth of 9.1% and 5-year projected growth rate of 10.0%.
   In terms of sector weightings, electronic technology, consumer services and technology services showed the largest increases over the past six months. New purchases included QUALCOMM, International Speedway, Siebel Systems and VERITAS Software. Significant sector weighting decreases occurred in health technology, retail trade and finance through the sale of Biogen, Boston Scientific, Elan, Staples and Mutual Risk Management. As of December 31st, the Fund was 97% invested in equity securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $2 billion to $15 billion at the time of purchase.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 20.69 Per Share
                                    6/30/99:  $ 14.54 Per Share

                           Total Net Assets:  $510.5 Million

                Weighted Average Market Cap:  $ 16.3 Billion

                             TOTAL DIVIDEND:  $  1.23 PER SHARE
                     Long-Term Capital Gain:  $  1.23 Per Share


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                        Electronic Technology    37.9
                          Technology Services    23.6
                            Health Technology     7.8
                            Consumer Services     7.1
                                      Finance     6.4
                                    Utilities     4.8
                                 Retail Trade     4.6
                           Sectors Under 2.0%     5.2
                      Cash & Other Net Assets     2.6

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT                 S&P               RUSSELL
                     MID CAP              MIDCAP             MID CAP
                   GROWTH FUND          400 INDEX         GROWTH INDEX
                   -----------          ---------         ------------

3 Month**            45.95%               17.19%              39.47%
1 Year               70.65                14.72               51.29
5 Year               28.43                23.05               28.02
10 Year              19.60                17.32               18.96
Inception            20.78                18.77                --
  (9/2/82)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT                 S&P               RUSSELL
                     MID CAP             MIDCAP              MID CAP
                   GROWTH FUND          400 INDEX         GROWTH INDEX
                   -----------          ---------         ------------

1 Year                70.65%              14.72%              51.29%
5 Year               249.46              182.14              243.93
10 Year              499.04              394.06              467.35
Inception           2542.12             1872.95                --
  (9/2/82)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX AND THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/82) and held until 12/31/99 would have grown to $264,212 in the Fund, or $197,295 in the S&P MidCap 400 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                          *  JDS Uniphase Corp.
                          *  QUALCOMM, Inc.
                          *  Applied Micro Circuits Corp.
                          *  Check Point Software Tech., Ltd.
                          *  Xilinx, Inc.
                          *  Legato Systems, Inc.
                          *  Dendrite International, Inc.
                          *  Vitesse Semiconductor Corp.
                          *  Biogen, Inc.
                          *  AMFM, Inc.

                          Total Number of Holdings: 73

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   COMMERCIAL SERVICES (0.4%)
                23,000   Omnicom Group, Inc.                         $2,300,000
                                                               -----------------

   CONSUMER DURABLES (1.3%)
                26,800   Electronic Arts, Inc. (3)                    2,251,200
                65,800   Harley-Davidson, Inc.                        4,215,313
                                                               -----------------
                                                                      6,466,513
                                                               -----------------
   CONSUMER NON-DURABLES (1.2%)
               114,800   Dial Corp.                                   2,791,075
                67,700   Estee Lauder Companies, Inc.                 3,414,619
                                                               -----------------
                                                                      6,205,694
                                                               -----------------
   CONSUMER SERVICES (7.1%)
               143,700   AMFM, Inc. (3)                              11,244,525
               133,500   Adelphia Communications Corp. (3)            8,760,937
                35,700   BEA Systems, Inc. (3)                        2,496,769
                30,100   EchoStar Communications Corp. (3)            2,934,750
               111,000   International Speedway Corp.                 5,591,625
                34,800   UnitedGlobalCom, Inc. (3)                    2,457,750
                24,900   Univision Communications, Inc. (3)           2,544,469
                                                               -----------------
                                                                     36,030,825
                                                               -----------------
   ELECTRONIC TECHNOLOGY (37.9%)
               117,200   ADC Telecommunications, Inc. (3)             8,504,325
                58,800   ASM Lithography Hldg., A.D.R. (3)            6,688,500
                85,100   Analog Devices, Inc. (3)                     7,914,300
               157,000   Applied Micro Circuits Corp. (3)            19,978,250
                75,200   Asyst Technologies, Inc. (3)                 4,930,300
                16,900   Brocade Communications Systems,
                           Inc. (3)                                   2,991,300
                56,900   Comverse Technology, Inc. (3)                8,236,275
               189,000   JDS Uniphase Corp. (3)                      30,488,062
               145,400   Jabil Circuit, Inc. (3)                     10,614,200
                93,500   Lexmark International Group, Inc. (3)        8,461,750
                76,200   Linear Technology Corp.                      5,453,062
               114,700   Maxim Integrated Products, Inc. (3)          5,412,406
                29,100   Network Appliance, Inc. (3)                  2,417,119
                 1,200   PE Corp-PE Biosystems Group                    144,375
               135,200   QUALCOMM, Inc. (3)                          23,812,100
                93,150   Symbol Technologies, Inc.                    5,920,847
               148,600   Teradyne, Inc. (3)                           9,807,600
               254,600   Vitesse Semiconductor Corp. (3)             13,350,587
               408,800   Xilinx, Inc. (3)                            18,587,625
                                                               -----------------
                                                                    193,712,983
                                                               -----------------

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
   ENERGY MINERALS (1.9%)
                88,200   Devon Energy Corp.                           2,899,575
               290,500   EOG Resources, Inc.                          5,101,906
                66,700   Newfield Exploration Co. (3)                 1,784,225
                                                               -----------------
                                                                      9,785,706
                                                               -----------------
   FINANCE (6.4%)
               283,300   Ace, Ltd.                                    4,727,569
               110,500   Aon Corp.                                    4,420,000
                70,000   Kansas City Southern Industries, Inc.        5,223,750
               125,200   ReliaStar Financial Corp.                    4,906,275
                84,400   T. Rowe Price & Associates                   3,117,525
               230,200   TCF Financial Corp.                          5,726,225
                27,300   The Goldman Sachs Group, Inc.                2,571,319
                32,900   Zions Bancorporation                         1,947,269
                                                               -----------------
                                                                     32,639,932
                                                               -----------------
   HEALTH SERVICES (0.4%)
                82,300   IMS Health, Inc.                             2,237,531
                                                               -----------------

   HEALTH TECHNOLOGY (7.8%)
               155,600   Biogen, Inc. (3)                            13,148,200
               166,800   Elan Corp., A.D.R. (3)                       4,920,600
                87,400   Immunex Corp. (3)                            9,570,300
                60,200   MedImmune, Inc. (3)                          9,985,675
                37,600   VISX, Inc. (3)                               1,945,800
                                                               -----------------
                                                                     39,570,575
                                                               -----------------
   RETAIL TRADE (4.6%)
                84,100   Bed Bath & Beyond, Inc. (3)                  2,922,475
                90,500   Best Buy Co., Inc. (3)                       4,541,969
               135,400   Kohl's Corp. (3)                             9,774,187
                62,100   Tandy Corp.                                  3,054,544
                36,700   Tiffany & Co.                                3,275,475
                                                               -----------------
                                                                     23,568,650
                                                               -----------------
   TECHNOLOGY SERVICES (23.6%)
                96,800   BMC Software, Inc. (3)                       7,737,950
               225,000   Ceridian Corp. (3)                           4,851,563
                95,700   Check Point Software Tech., Ltd. (3)        19,020,375
                88,800   Computer Sciences Corp. (3)                  8,402,700
               404,700   Dendrite International, Inc. (3)            13,709,212
                16,900   DoubleClick, Inc. (3)                        4,276,756
               246,075   Fiserv, Inc. (3)                             9,427,748
                 7,500   I2 Technologies, Inc. (3)                    1,462,500
                38,300   InfoSpace.com, Inc. (3)                      8,196,200

--------------------------------------------------------------------------------
QUANTITY                 NAME OF ISSUER                      MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               103,400   Inktomi Corp. (3)                            9,176,750
               263,700   Legato Systems, Inc. (3)                    18,145,856
                10,300   RealNetworks, Inc. (3)                       1,239,219
                56,900   Siebel Systems, Inc. (3)                     4,779,600
                18,800   Vignette Corp. (3)                           3,064,400
                 8,900   VeriSign, Inc. (3)                           1,699,344
                36,700   VERITAS Software Corp. (3)                   5,252,688
                                                               -----------------
                                                                    120,442,861
                                                               -----------------
   UTILITIES (4.8%)
                71,000   Allegiance Telecom, Inc. (3)                 6,549,750
               135,400   Global TeleSystems Group, Inc. (3)           4,688,225
               101,100   NEXTLINK Communications, Inc. (3)            8,397,619
                37,100   Telephone and Data Systems, Inc.             4,674,600
                                                               -----------------
                                                                     24,310,194
                                                               -----------------

Total common stocks                                                 497,271,464
                                                               -----------------
   (cost: $248,259,266)

SHORT-TERM SECURITIES (2.2%) (2)
               931,000   American Express Credit Corp.,
                           1.50%, 1/3/00                                930,922
            10,547,000   Sit Money Market Fund, 5.35% (6)            10,547,000
                                                               -----------------

Total short-term securities                                          11,477,922
                                                               -----------------
   (cost: $11,477,922)


Total investments in securities
   (cost: $259,737,188) (7)                                        $508,749,386
                                                               =================

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT INTERNATIONAL GROWTH FUND REVIEW
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          SENIOR PORTFOLIO MANAGERS
          EUGENE C. SIT, CFA * ANDREW B. KIM, CFA * ROGER J. SIT

   The Sit International Growth Fund gained 48.2% for the six months ended December 31, 1999 compared with the MSCI EAFE Index return of +22.1% and the Lipper International Fund Index return of +28.9%. The Fund's return for 1999 was +50.8% compared with gains of 27.0% for the MSCI Index and 37.8% for the Lipper Index. The Fund's outperformance had been primarily led by the portfolio's Japanese and European holdings. The sector leaders continued to be information technology services, telecommunications, technology and retailers.
   The returns for the Fund's European holdings increased substantially in the December quarter, up 43%, after being up only 1% in the September quarter. European markets reacted favorably over the last three months, as investor sentiment has become more positive. Structural and financial reforms are being proposed and implemented. Merger and acquisition activity more than doubled in 1999 as European companies sought pan-European alliances and cross border deals with rivals. Consolidation in the telecommunications and financial service sectors is expected to continue. Lastly, companies are benefiting from increasing exports, supported by the weak euro, as global growth accelerates. We believe European equities will continue to outperform as economies improve, corporate restructuring and consolidation continues, and Europe closes the technology gap with the U.S.
   The Fund's Japanese holdings continued to perform strongly, up 36.9% in the December quarter, on top of the 36.8% in the preceding quarter. Foreign and domestic investors have taken an optimistic view as corporate restructuring gathers speed. As with Europe, focus is on the global technology boom concentrated on telecommunications, Internet and service-related industries. Our Japanese portfolio has greatly benefited by the price appreciation in these sectors. Our non-Japan Asia investments remain directed toward semiconductor and contract manufacturers.
   We expect to maintain the Fund's European weighting in the mid 50% area and the Japan weighting around 30% as we begin the new calendar year. We believe capital flows will favor these markets. We also intend to retain our sector preferences in those industries that have long-term growth opportunities: technology, telecommunications and service.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

     The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 26.20 Per Share
                                    6/30/99:  $ 18.77 Per Share

                           Total Net Assets:  $136.2 Million

                Weighted Average Market Cap:  $ 81.7 Billion
                             TOTAL DIVIDEND:  $  1.51 PER SHARE
                     Long-Term Capital Gain:  $  1.28 Per Share
                            Ordinary Income:  $  0.23 Per Share


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                 Sit Int'l       Morgan Stanley
                                Growth Fund        EAFE Index

                Europe Other       30.9               26.5
                       Japan       29.0               27.4
         France, Germany, UK       23.1               40.0
               Pacific Basin        9.5                6.1
               North America        2.3                0.0
          Africa/Middle East        1.2                0.0
               Latin America        0.5                0.0
     Cash & Other Net Assets        3.5                0.0

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT            MORGAN STANLEY         LIPPER
                  INTERNATIONAL        CAPITAL INT'L          INT'L
                   GROWTH FUND          EAFE INDEX            INDEX
                   -----------          ----------            -----

3 Month**            38.12%               16.99%              24.73%
1 Year               50.77                26.96               37.83
3 Year               23.41                15.74               18.53
5 Year               17.79                12.83               15.96
Inception            16.52                10.73               13.66
  (11/1/91)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT            MORGAN STANLEY         LIPPER
                  INTERNATIONAL        CAPITAL INT'L          INT'L
                   GROWTH FUND          EAFE INDEX            INDEX
                   -----------          ----------            -----

1 Year               50.77%               26.96%              37.83%
3 Year               87.97                55.06               66.54
5 Year              126.77                82.87              109.67
Inception           248.91               130.05              184.69
  (11/1/91)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 12/31/99 would have grown to $34,891 in the Fund, or $23,005 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                  [BAR CHART]

                                    Utilities    19.9
                        Electronic Technology    18.8
                                      Finance    18.5
                          Technology Services    15.9
                                 Retail Trade     6.8
                            Health Technology     5.2
                       Producer Manufacturing     4.8
                           Sectors Under 3.0%     6.6
                      Cash & Other Net Assets     3.5

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)


                                TOP 10 HOLDINGS

                   *  Nokia Corp., A.D.R.
                   *  NTT Mobile Communications Network, Inc.
                   *  Seven Eleven Japan
                   *  NTT Data Corp.
                   *  Mannesmann, A.G.
                   *  CMG, p.l.c.
                   *  Orix Corp.
                   *  Misys, p.l.c.
                   *  Telefonica, S.A.
                   *  Tietoenator Corp.

                          Total Number of Holdings: 81

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.8%)(2)

   AFRICA/ MIDDLE EAST (1.2%)
     ISRAEL (0.7%)
               6,400   Comverse Technology, Inc. (Electronic
                         Technology) (3)                               $926,400
                                                                ----------------
     SOUTH AFRICA (0.5%)
             242,280   Old Mutual, p.l.c. (Finance) (3)                 659,433
                                                                ----------------

   ASIA (37.8%)
     AUSTRALIA (1.3%)
             131,007   Colonial, Ltd. (Finance) (3)                     585,702
              88,900   Telstra Corp., Ltd. (Utilities)                  483,245
             202,040   Telstra Corp., Ltd. Installment
                         Receipts (Utilities)                           712,273
                                                                ----------------
                                                                      1,781,220
                                                                ----------------
     HONG KONG (2.4%)
              63,000   Cheung Kong Hldgs., Ltd. (Industrial
                         Services)                                      800,315
             140,000   China Telecom, Ltd. (Utilities)                  875,281
             226,000   Citic Pacific, Ltd. (Utilities)                  850,389
              57,600   HSBC Holdings, p.l.c. (Finance)                  807,667
                                                                ----------------
                                                                      3,333,652
                                                                ----------------
     JAPAN (28.3%)
              27,200   AFLAC, Inc. (Finance)                          1,283,500
             223,000   Asahi Bank, Ltd. (Finance)                     1,375,061
                  59   East Japan Railway Co. (Transportation)          318,185
                 240   NTT Data Corp. (Tech. Services)                5,520,211
                 180   NTT Mobile Communications Network,
                         Inc. (Ord.) (Utilities)                      6,923,755
              29,000   Nihon Unisys, Ltd. (Tech. Services)              999,119
                 102   Nippon Telephone (Utilities)                   1,747,088
              18,800   Orix Corp. (Finance)                           4,235,842
              14,000   Ryohin Keikaku Co., Ltd. (Retail Trade)        2,810,414

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              36,000   Seven Eleven Japan (Retail Trade)              5,708,134
               1,800   Softbank Corp. (Technology Services)           1,723,011
              50,000   Takeda Chemical Industries
                         (Health Technology)                          2,471,371
             128,000   The Fuji Bank, Ltd. (Finance)                  1,244,044
             172,000   The Nikko Securities Co., Ltd. (Finance)       2,176,725
                                                                ----------------
                                                                     38,536,460
                                                                ----------------
     TAIWAN (1.5%)
             172,200   Hon Hai Precision Industry (Electronic
                         Technology) (3)                              1,283,887
              15,700   Taiwan Semiconductor Mfg. Co.,
                         A.D.R. (Electronic Technology) (3)             706,500
                                                                ----------------
                                                                      1,990,387
                                                                ----------------
     SINGAPORE (2.2%)
              48,846   DBS Group Holdings, Ltd. (Finance)               800,658
             167,000   Natsteel Electronics, Ltd. (Electronic
                         Technology)                                    882,378
             109,000   Venture Mfg., Ltd. (Electronic Tech.)          1,250,015
                                                                ----------------
                                                                      2,933,051
                                                                ----------------
     SOUTH KOREA (1.5%)
               8,764   Samsung Electronics (Electronic Tech.)         2,053,037
                                                                ----------------

     THAILAND (0.6%)
              50,500   Advanced Info Services (Utilities)               847,365
                                                                ----------------

   EUROPE (54.0%)
     BELGIUM (0.6%)
              17,600   UCB, S.A. (Health Technology)                    763,173
                                                                ----------------

     FINLAND (7.8%)
              40,900   Nokia Corp., A.D.R. (Electronic Tech.)         7,771,000
              46,360   Tietoenator Corp. (Technology Services)        2,895,159
                                                                ----------------
                                                                     10,666,159
                                                                ----------------
     FRANCE (7.4%)
              14,520   AXA-UAP (Finance)                              2,024,138
              38,200   Alstom, A.D.R. (Producer Mfg.)                 1,273,587
               3,894   Carrefour, S.A. (Retail Trade)                   718,161
               9,430   France Telecom, S.A. (Utilities)               1,247,136
               6,560   Groupe Danone (Cons. Non-Durables)             1,546,169
               1,615   L'oreal Co. (Consumer Non-Durables)            1,295,674
              12,800   STMicroelectronics, A.D.R. (Electronic
                         Technology)                                  1,938,400
                                                                ----------------
                                                                     10,043,265
                                                                ----------------
     GERMANY (7.0%)
               3,397   Allianz, A.G. (Finance)                        1,141,113
              21,930   Deutsche Telekom, A.G. (Utilities)             1,561,692
              10,350   Epcos, A.G. (Electronic Technology) (3)          776,666
              21,677   Mannesmann, A.G. (Producer Mfg.)               5,284,005
               1,250   SAP Preferred (Technology Services)              752,920
                                                                ----------------
                                                                      9,516,396
                                                                ----------------

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
     IRELAND (1.3%)
             136,800   Bank of Ireland (Finance)                      1,088,556
              23,400   Elan Corp., p.l.c., A.D.R. (Health
                         Technology) (3)                                690,300
                                                                ----------------
                                                                      1,778,856
                                                                ----------------
     ITALY (5.2%)
             224,300   Banca Fideuram (Finance)                       2,656,892
             106,000   Enel Spa (Utilities) (3)                         444,157
             123,000   Telecom Italia (Utilities)                     1,734,485
             203,200   Telecom Italia Mobile Spa (Utilities)          2,269,826
                                                                ----------------
                                                                      7,105,360
                                                                ----------------
     NETHERLANDS (8.2%)
              15,500   ASM Lithography Holding, A.D.R.
                         (Electronic Technology) (3)                  1,763,125
              13,940   Aegon N.V., A.D.R. (Finance)                   1,331,230
              60,360   CMG, p.l.c. (Technology Services)              4,492,944
               8,000   Equant, A.D.R. (Technology Services)             896,000
              22,640   Libertel N.V. (Elec. Technology) (3)             592,908
               7,900   Royal Dutch Petroleum, A.D.R.
                         (Energy Minerals)                              477,456
               8,040   United Pan-Europe Communications
                         N.V. (Consumer Services) (3)                 1,028,483
              18,064   Wolters Kluwer (Commercial Svcs.)                611,351
                                                                ----------------
                                                                     11,193,497
                                                                ----------------
     SPAIN (3.7%)
              52,640   Argentaria (Finance)                           1,236,995
               5,000   Jazztel, A.D.R. (Electronic Tech.) (3)           325,625
             126,335   Telefonica, S.A. (Utilities)                   3,155,824
               6,400   Terra Networks, S.A. (Technology
                         Services) (3)                                  349,717
                                                                ----------------
                                                                      5,068,161
                                                                ----------------
     SWEDEN (1.7%)
              18,200   L.M. Ericsson Telephone Co., A.D.R.
                         (Electronic Technology)                      1,195,513
              60,800   Securitas AB (Commercial Svcs.)                1,100,517
                                                                ----------------
                                                                      2,296,030
                                                                ----------------
     SWITZERLAND (2.4%)
                 675   Novartis, A.G. (Health Technology)               991,114
                  50   Roche Holdings, A.G. (Health Tech.)              593,481
               2,870   Zurich Allied, AG (Finance)                    1,636,601
                                                                ----------------
                                                                      3,221,196
                                                                ----------------
     UNITED KINGDOM (8.7%)
              21,454   AstraZeneca Group, p.l.c. (Health
                         Technology)                                    907,786
              19,200   BP Amoco, A.D.R. (Energy Minerals)             1,138,800
              52,800   British Telecom, p.l.c. (Utilities)            1,290,405
              72,126   Lloyds TSB Group, p.l.c. (Finance)               902,332
             260,535   Misys, p.l.c. (Technology Services)            4,061,127
              23,305   Pearson, p.l.c. (Consumer Services)              754,397

--------------------------------------------------------------------------------
QUANTITY               NAME OF ISSUER                        MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               9,600   SmithKline Beecham, p.l.c., A.D.R.
                         (Health Technology)                            618,600
              58,800   Thus, p.l.c. (Utilities) (3)                     368,521
              38,000   Vodafone Airtouch, A.D.R. (Utilities)          1,881,000
                                                                ----------------
                                                                     11,922,968
                                                                ----------------
   LATIN AMERICA (0.5%)
     MEXICO (0.5%)
               5,700   Telefonos de Mexico S.A., A.D.R.
                         (Utilities)                                    641,250
                                                                ----------------

   NORTH AMERICA (2.3%)
     CANADA (2.3%)
               6,600   Nortel Networks Corp. (Electronic
                         Technology)                                    666,600
              15,900   PMC-Sierra, Inc., A.D.R. (Electronic
                         Technology) (3)                              2,548,969
                                                                ----------------
                                                                      3,215,569
                                                                ----------------

Total common stocks                                                 130,492,885
                                                                ----------------
   (cost: $55,551,487)

STRUCTURED NOTE (0.7%) (2)
                 371   Sony Corp. (Currency Protected,
                         Equity-Linked), 7.50%, 5/8/00 (8)              935,634
                                                                ----------------
   (cost: $717,236)

SHORT TERM SECURITIES (5.5%) (2)
           7,427,000   Sit Money Market Fund, 5.35% (6)               7,427,000
                                                                ----------------
   (cost: $7,427,000)

Total investments in securities
   (cost: $66,695,723) (7)                                         $138,855,519
                                                                ================

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT SMALL CAP GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Small Cap Growth Fund returned +83.9% over the last six months and +108.6% for the calendar year. This compares favorably to the six-month return of +11.0% and the 1999 return of +21.3% for the Russell 2000 Index. The Fund's annual return ranked in the 12th percentile of the 263 small cap growth funds ranked by Lipper Analytical Services. For the 3-year and 5-year periods, the Fund ranked in the 25th percentile out of 165 funds and 9th percentile out of 91 funds, respectively.
   In 1999, small stocks rebounded after three years of underperformance relative to larger capitalization issues. Given that there is still a significant valuation gap between large and small cap stocks, we believe smaller-capitalization outperformance may be in the early stages. The technology sector remains a key driver of small stock performance, as innovation within the "new economy" is opening up investment opportunities in dynamic industries such as telecommunications, the Internet and biotechnology. A significant overweighting in the technology sector was a key factor underlying the Fund's strong performance relative to the Russell 2000 Index. We estimate that over the past six months, the Fund's positions in the electronic technology and technology services sectors returned +152.0% and +103.7%, respectively, compared to the +59.4% and +86.5% return for the same sectors within the Russell 2000 Index. Four of the Fund's largest positions, including JDS Uniphase, Applied Micro Circuits, SDL and Sapient, posted six-month returns in excess of 200%. Given the dynamic investment opportunities within the sector, the Fund will continue to hold a significantly overweighted position across many different industries within technology.
   We believe the equity market's focus on strong earnings growth has been a key element behind the Fund's performance. The projected earnings growth rates for companies held in the Fund is 37.7% for 2000 and 35.6% over the next five years. This compares to a growth rate of 9.1% and 10.0% over the next 1-year and 5-year periods, respectively, for the S&P 500.
    The most significant sector weighting increases occurred in the electronic technology and health technology sectors. Weightings decreased in the finance and utilities sectors. As of December 31, 1999, the Fund was 95.5% invested in equity securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $2.5 billion or less at the time of purchase.

     In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $ 33.61 Per Share
                                    6/30/99:  $ 18.28 Per Share

                           Total Net Assets:  $102.9 Million

                Weighted Average Market Cap:  $  6.2 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    34.1
                          Technology Services    21.2
                            Health Technology    13.9
                                      Finance     6.5
                            Consumer Services     5.0
                                    Utilities     4.8
                           Sectors Under 3.0%    10.0
                      Cash & Other Net Assets     4.5

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                                  RUSSELL
                   SMALL CAP         RUSSELL 2000           2000
                  GROWTH FUND            INDEX          GROWTH INDEX
                  -----------        ------------       ------------

3 Month**            64.59%             18.44%             33.39%
1 Year              108.63              21.26              43.10
3 Year               31.80              13.08              17.84
5 Year               31.99              16.69              18.99
Inception            31.26              16.00              18.85
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                                  RUSSELL
                   SMALL CAP         RUSSELL 2000           2000
                  GROWTH FUND            INDEX          GROWTH INDEX
                  -----------        ------------       ------------

1 Year              108.63%             21.26%             43.10%
3 Year              128.96              44.60              63.62
5 Year              300.57             116.37             138.55
Inception           346.92             126.34             158.87
  (7/1/94)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX. LIPPER ANALYTICAL SERVICES, INC. IS A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/99 would have grown to $44,692 in the Fund, or $22,634 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                        *  JDS Uniphase Corp.
                        *  Applied Micro Circuits Corp.
                        *  Sapient Corp.
                        *  PMC-Sierra, Inc.
                        *  Legato Systems, Inc.
                        *  SDL, Inc.
                        *  Emmis Communications Corp.
                        *  RSA Security, Inc.
                        *  Dendrite International, Inc.
                        *  Progenics Pharmaceuticals, Inc.

                          Total Number of Holdings: 70

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%) (2)

   COMMERCIAL SERVICES (1.8%)
               12,000   CBT Group, A.D.R. (3)                          $402,000
               55,000   Profit Recovery Group, Inc. (3)               1,460,937
                                                                 ---------------
                                                                      1,862,937
                                                                 ---------------
   CONSUMER SERVICES (5.0%)
               28,900   Emmis Communications Corp. (3)                3,602,114
               21,500   Jones Intercable, Inc. (3)                    1,490,219
                                                                 ---------------
                                                                      5,092,333
                                                                 ---------------
   ELECTRONIC TECHNOLOGY (34.1%)
               38,500   Applied Micro Circuits Corp. (3)              4,899,125
               33,500   Asyst Technologies, Inc. (3)                  2,196,344
               43,500   Burr-Brown Corp. (3)                          1,571,437
               13,500   Carrier Access Corp. (3)                        908,719
                6,100   Cobalt Networks, Inc. (3)                       661,088
                3,000   Extreme Networks, Inc. (3)                      250,500
               45,000   Flextronics International, Ltd. (3)           2,070,000
               11,500   Gilat Satellite Networks, Ltd. (3)            1,365,625
               39,000   JDS Uniphase Corp. (3)                        6,291,187
                3,500   Juniper Networks, Inc. (3)                    1,190,000
               27,500   PMC-Sierra, Inc. (3)                          4,408,594
               25,400   RF Micro Devices, Inc. (3)                    1,738,312
               38,000   RSA Security, Inc. (3)                        2,945,000
               18,000   SDL, Inc. (3)                                 3,924,000
                2,000   Sycamore Networks, Inc. (3)                     616,000
                                                                 ---------------
                                                                     35,035,931
                                                                 ---------------
   ENERGY MINERALS (1.3%)
               50,500   Newfield Exploration Co. (3)                  1,350,875
                                                                 ---------------

   FINANCE (6.5%)
               30,000   Arthur J. Gallagher & Co.                     1,942,500
               38,500   Federated Investors, Inc.                       772,406
               10,000   InsWeb Corp. (3)                                255,625
               26,500   Legg Mason, Inc.                                960,625
               29,000   Protective Life Corp.                           922,562
               39,325   Queens County Bancorp, Inc.                   1,066,691
               94,000   Scottish Annuity & Life Hldgs., Ltd.            769,625
                                                                 ---------------
                                                                      6,690,034
                                                                 ---------------
   HEALTH SERVICES (1.1%)
               11,500   Allscripts, Inc. (3)                            506,000
               35,500   Stericycle, Inc. (3)                            667,844
                                                                 ---------------
                                                                      1,173,844
                                                                 ---------------
   HEALTH TECHNOLOGY (13.9%)
                9,000   Affymetrix, Inc. (3)                          1,527,187
               14,500   Alexion Pharmaceuticals, Inc. (3)               436,813
               71,500   Biosite Diagnostics, Inc. (3)                 1,144,000
                5,500   Celera Genomics (3)                             819,500
               39,000   Guilford Pharmaceuticals, Inc. (3)              663,000

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
               50,000   I-Stat Corp. (3)                                725,000
               20,000   IDEC Pharmaceuticals Corp. (3)                1,965,000
               10,500   Maxygen, Inc. (3)                               745,500
                4,000   Millenium Pharmaceuticals, Inc. (3)             488,000
                9,500   Novoste Corp. (3)                               156,750
               47,500   Progenics Pharmaceuticals, Inc. (3)           2,321,562
               17,100   Protein Design Labs, Inc. (3)                 1,197,000
               13,000   QLT PhotoTherapeutics, Inc. (3)                 763,750
                6,500   Sepracor, Inc. (3)                              644,719
               30,000   Ventana Medical Systems, Inc. (3)               746,250
                                                                 ---------------
                                                                     14,344,031
                                                                 ---------------
   PROCESS INDUSTRIES (0.9%)
               23,500   Millipore Corp.                                 907,688
                                                                 ---------------

   PRODUCER MANUFACTURING (0.6%)
               11,500   C & D Technologies, Inc.                        488,750
                5,300   Kennametal, Inc.                                178,213
                                                                 ---------------
                                                                        666,963
                                                                 ---------------
   RETAIL TRADE (2.2%)
               10,000   AnnTaylor Stores Corp. (3)                      344,375
               48,700   Cost Plus, Inc. (3)                           1,734,937
               13,000   PlanetRX.Com, Inc. (3)                          188,500
                                                                 ---------------
                                                                      2,267,812
                                                                 ---------------
   TECHNOLOGY SERVICES (21.2%)
               22,000   BISYS Group, Inc. (3)                         1,435,500
                3,500   Business Objects S.A., A.D.R. (3)               467,688
               11,500   Cais Internet, Inc. (3)                         408,250
               79,250   Dendrite International, Inc. (3)              2,684,594
               20,000   Great Plains Software, Inc. (3)               1,495,000
               20,000   Inktomi Corp. (3)                             1,775,000
                3,000   Internap Network Services Corp. (3)             519,000
               60,000   Legato Systems, Inc. (3)                      4,128,750
                9,000   Portal Software, Inc. (3)                       925,875
               12,932   PSINet, Inc. (3)                                798,551
               34,000   Sapient Corp. (3)                             4,791,875
                6,000   VerticalNet, Inc. (3)                           984,000
               26,000   Whittman-Hart, Inc. (3)                       1,394,250
                                                                 ---------------
                                                                     21,808,333
                                                                 ---------------
   TRANSPORTATION (2.1%)
               25,000   C.H. Robinson Worldwide, Inc.                   993,750
               26,500   Eagle USA Airfreight, Inc. (3)                1,142,812
                                                                 ---------------
                                                                      2,136,562
                                                                 ---------------
   UTILITIES (4.8%)
               27,500   Adelphia Business Solutions, Inc. (3)         1,320,000
               24,000   Nextlink Communications (3)                   1,993,500
               10,500   Rhythms NetConnections, Inc. (3)                325,500
                9,000   Rural Cellular Corp. (3)                        814,500
               11,500   TeleCorp PCS, Inc. (3)                          437,000
                                                                 ---------------
                                                                      4,890,500
                                                                 ---------------

--------------------------------------------------------------------------------
QUANTITY                NAME OF ISSUER                       MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
Total common stocks                                                  98,227,843
                                                                 ---------------
         (cost: $42,408,254)

SHORT-TERM SECURITIES (4.6%) (2)
            4,719,000   Sit Money Market Fund, 5.35% (6)              4,719,000
                                                                 ---------------
         (cost: $4,719,000)

Total investments in securities
         (cost: $47,127,254) (7)                                   $102,946,843
                                                                 ===============

         See accompanying notes to portfolios of investments on page 38.

[PHOTO]   SIT SCIENCE AND TECHNOLOGY GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Science and Technology Growth Fund returned +69.0% over the last six months and +86.0% for calendar year 1999. The S&P 500 Index return was +7.7% and +21.0% over the past six-month and twelve-month periods, respectively. The six-month return for the Pacific Stock Exchange (PSE) Technology 100 Index was +62.0%, while the 1999 calendar year return was +116.4%.
   Science and technology stocks posted excellent returns in 1999, driven by the remarkable surge in technological innovation combined with accelerating worldwide spending on information technology. Enthusiasm for technology was broad-based. The explosive growth in e-commerce, rapid upgrading of telecommunications and networking infrastructure, the cyclical recovery of the semiconductor industry, and rapid new product development occurring within biotechnology are all examples of this enthusiasm. We continue to believe that the technology boom is in its early stages, with continued innovation and strong global demand for productivity-enhancing technology providing strong underlying support for companies within the Fund.
   Returns in the electronic technology sector were particularly strong over the last six months, producing an estimated return of nearly +85% over the period. SDL, Applied Micro Circuits, QUALCOMM, and PMC-Sierra were among the strongest performers in the electronic technology sector, increasing 327%, 209%, 395%, and 172%, respectively. Biotechnology companies (Protein Design, up 215%, and IDEC Pharmaceuticals, up 155%) and software providers (Checkpoint Software, up 271% and I2 Technologies, up 353%) were other important contributors to the Fund's semi-annual performance.
   There were only minor changes in sector weightings over the past six months, with a modest increase in the electronic technology and technology services sectors, and a slight decrease in the health care sector weighting. Although our commitment to the health care sector has been a detriment to returns since the inception of the Fund, particularly relative to purer technology indices like the PSE Technology 100 Index, we believe that compelling fundamentals and favorable valuations exist within this sector. As of December 31st, the Fund was 97% invested in equity securities, down from 99% six months ago.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $25.74 Per Share
                                    6/30/99:  $15.23 Per Share

                           Total Net Assets:  $26.1 Million

                Weighted Average Market Cap:  $64.1 Billion


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    52.6
                          Technology Services    23.6
                            Health Technology    18.8
                            Consumer Services     1.3
                                    Utilities     1.1
                      Cash & Other Net Assets     2.6

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

3 Month**             55.15%           54.88%          14.88%
1 Year                85.98           116.40           21.04
Inception             60.44            82.91           24.75
  (12/31/97)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                       SIT          PACIFIC STOCK
                   SCIENCE AND        EXCHANGE
                   TECHNOLOGY        TECHNOLOGY           S&P
                   GROWTH FUND        100 INDEX       500 INDEX*
                   -----------        ---------       ----------

1 Year                85.98%          116.40%          21.04%
Inception            157.40           234.55           55.63
  (12/31/97)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX AND THE S&P 500 INDEX.
*THE FUND HAS DETERMINED THAT THE S&P 500 INDEX IS MORE REPRESENTATIVE OF THE PORTFOLIO AND IS NOW USING THIS INDEX AS ITS PRIMARY INDEX.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 12/31/99 would have grown to $25,740 in the Fund, $15,563 in the S&P 500 Index, or $33,455 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                                TOP 10 HOLDINGS

                          *  SDL, Inc.
                          *  Applied Micro Circuits Corp.
                          *  Cisco Systems, Inc.
                          *  PMC-Sierra, Inc.
                          *  I2 Technologies, Inc.
                          *  Legato Systems, Inc.
                          *  QUALCOMM, Inc.
                          *  Microsoft Corp.
                          *  Check Point Software Technology
                          *  Dendrite International, Inc.

                          Total Number of Holdings: 58

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (97.4%) (2)

   ELECTRONIC TECHNOLOGY (52.6%)
           5,500  ADC Telecommunications, Inc. (3)                     $399,094
           5,500  Analog Devices, Inc. (3)                              511,500
           8,000  Applied Micro Circuits Corp. (3)                    1,018,000
           8,000  Cisco Systems, Inc. (3)                               857,000
           3,750  Comverse Technology, Inc. (3)                         542,812
           4,600  EMC Corp. (3)                                         502,550
           2,500  Harmonic, Inc. (3)                                    237,344
           6,000  Intel Corp.                                           493,875
           3,000  JDS Uniphase Corp. (3)                                483,937
           7,000  Jabil Circuit, Inc. (3)                               511,000
           5,000  Lexmark International Group, Inc. (3)                 452,500
           4,000  Lucent Technologies, Inc.                             299,250
           3,000  Motorola, Inc.                                        441,750
           3,000  Nokia Corp., A.D.R.                                   570,000
           5,000  PMC-Sierra, Inc. (3)                                  801,563
           4,000  QUALCOMM, Inc. (3)                                    704,500
           8,000  RF Micro Devices, Inc. (3)                            547,500
           5,000  SDL, Inc. (3)                                       1,090,000
           4,000  STMicroelectronics N.V.                               605,750
           3,500  Scientific-Atlanta, Inc.                              194,688
           3,000  Synopsys, Inc. (3)                                    200,250
           6,500  Tellabs, Inc. (3)                                     417,219
           8,000  Teradyne, Inc. (3)                                    528,000
           2,000  Texas Instruments, Inc.                               193,750
           8,000  Three-Five Systems, Inc. (3)                          328,000
          10,000  Vitesse Semiconductor Corp. (3)                       524,375
           6,000  Xilinx, Inc. (3)                                      272,813
                                                                 ---------------
                                                                     13,729,020
                                                                 ---------------
   CONSUMER SERVICES (1.3%)
           5,000  BEA Systems, Inc. (3)                                 349,687
                                                                 ---------------
   HEALTH TECHNOLOGY (18.8%)
           2,000  Affymetrix, Inc. (3)                                  339,375
           5,000  Biogen, Inc. (3)                                      422,500
           4,000  Bristol Myers Squibb Co.                              256,750
           1,500  Celera Genomics (3)                                   223,500
          11,000  Guilford Pharmaceuticals, Inc. (3)                    187,000
           4,000  IDEC Pharmaceuticals Corp. (3)                        393,000
           4,000  Immunex Corp. (3)                                     438,000
           2,000  Johnson & Johnson Co.                                 186,250

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
           2,000  MedImmune, Inc. (3)                                   331,750
           6,000  Medtronic, Inc.                                       218,625
           4,000  Merck & Co., Inc.                                     268,250
           2,500  Millennium Pharmaceuticals, Inc. (3)                  305,000
           3,000  Novoste Corp. (3)                                      49,500
           8,500  Protein Design Labs (3)                               595,000
           6,900  Pfizer, Inc.                                          223,819
           4,000  QLT PhotoTherapeutics, Inc. (3)                       235,000
           3,000  Warner Lambert Co.                                    245,813
                                                                 ---------------
                                                                      4,919,132
                                                                 ---------------
   TECHNOLOGY SERVICES (23.6%)
           6,000  America Online, Inc. (3)                              452,625
           5,000  BMC Software, Inc. (3)                                399,687
           3,500  Check Point Software Technology (3)                   695,625
          20,000  Dendrite International, Inc. (3)                      677,500
           6,100  Digital Insight Corp. (3)                             221,887
           4,000  I2 Technologies, Inc. (3)                             780,000
           6,000  Inktomi Corp. (3)                                     532,500
          11,000  Legato Systems, Inc. (3)                              756,937
           2,500  Mercury Interactive Corp. (3)                         269,844
           2,000  Micromuse, Inc. (3)                                   340,000
           6,000  Microsoft Corp. (3)                                   700,500
           6,000  Whittman-Hart, Inc. (3)                               321,750
                                                                 ---------------
                                                                      6,148,855
                                                                 ---------------
   UTILITIES (1.1%)
           5,250  MCI WorldCom, Inc. (3)                                278,578
                                                                 ---------------
Total common stocks                                                  25,425,272
                                                                 ---------------
   (cost: $11,645,028)

SHORT-TERM SECURITIES (2.3%) (2)
         612,000  Sit Money Market Fund, 5.35% (6)                      612,000
                                                                 ---------------
   (cost: $612,000)

Total investments in securities
   (cost: $12,257,028) (7)                                          $26,037,272
                                                                 ===============

         See accompanying notes to portfolios of investments on page 38.

                  This page has been left blank intentionally.

[PHOTO]   SIT DEVELOPING MARKETS GROWTH FUND
          SIX MONTHS ENDED DECEMBER 31, 1999
          ----------------------------------------------------------------------
          EUGENE C. SIT, CFA, SENIOR PORTFOLIO MANAGER
          ANDREW B. KIM, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Developing Markets Growth Fund outperformed the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Index for the six months ended December 31, 1999. The Fund gained 42.1% versus 18.3% for the MSCI Index and 25.1% for the Lipper Index. As the global rally continued in companies perceived to be internet-related, the Fund benefited from its overweighted position and stock selection in the telecommunications and technology sectors.
   The Fund continues to hold an overweighted position in Asia, with a 60.3% weighting as of December 31st vs. 38.2% for the Index. Higher-than-expected GDP and export growth figures announced during the past six months demonstrated that the economic rebound in the region has been sustained. The recent WTO agreement between China and the U.S. bodes well for the Asian markets as increased economic ties between China and the rest of the world will create new investment opportunities for Asian firms and reduce the security risks in the region. During the past six months, we added three Malaysian stocks--Maybank, Commerce Asset, and Resorts World--in anticipation of economic reform in Malaysia and the abolition of its exit tax on foreign investment.
   Over the past six months, the Fund increased its weighting in Latin America to 13.9% vs. 30.5% for the Index. Rebounding GDP growth, rising commodity prices, and a recovery in corporate earnings suggest that fundamentals are improving. Our purchases of Brazilian retailer, Grupo Pao de Acucar, and Grupo Televisa, the leading Mexican media conglomerate, reflect our more optimistic view on the region. We will be making additional purchases in Latin America in the near future if these positive trends continue.
   We are maintaining an underweighted position in Emerging-Europe, Middle East and Africa of 17.2% vs. 31.2% for the Index. Our holdings in these regions continue to focus on globally-competitive technology firms, such as South African systems integrator Dimension Data and Comverse Technology, an Israeli firm specializing in enhanced wireless services.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

     Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                   Net Asset Value 12/31/99:  $14.18 Per Share
                                    6/30/99:  $ 9.98 Per Share

                           Total Net Assets:  $14.6 Million

                Weighted Average Market Cap:  $48.6 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                              Sit Developing            MSCI Emerging
                            Markets Growth Fund      Markets Free Index

                        Asia       60.3                     38.2
               Latin America       13.9                     30.5
          Africa/Middle East       11.1                     15.1
                      Europe        6.1                     16.1
               North America        1.5                      0.0
     Cash & Other Net Assets        7.1                      0.0

                          AVERAGE ANNUAL TOTAL RETURNS*
                          -----------------------------

                      SIT                 MSCI               LIPPER
                  DEVELOPING            EMERGING            EMERGING
                    MARKETS              MARKETS             MARKETS
                  GROWTH FUND          FREE INDEX             INDEX
                  -----------          ----------           --------

3 Month**           48.17%               25.15%              34.47%
1 Year              82.50                63.70               68.96
3 Year               9.11                 0.91                3.53
5 Year               7.83                -0.13                3.02
Inception            6.69                 0.38                3.14
  (7/1/94)

                            CUMULATIVE TOTAL RETURNS*
                            -------------------------

                      SIT                 MSCI               LIPPER
                  DEVELOPING            EMERGING            EMERGING
                    MARKETS              MARKETS             MARKETS
                  GROWTH FUND          FREE INDEX             INDEX
                  -----------          ----------           --------

1 Year              82.50%               63.70%              68.96%
3 Year              29.88                 2.75               10.97
5 Year              45.79                -0.64               16.02
Inception           42.84                 2.14               18.58
  (7/1/94)

*AS OF 12/31/99                                                **NOT ANNUALIZED.




--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MSCI EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 12/31/99 would have grown to $14,284 in the Fund, or $10,214 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                         PORTFOLIO STRUCTURE - BY SECTOR
                             (% OF TOTAL NET ASSETS)

                                   [BAR CHART]

                        Electronic Technology    33.3
                                    Utilities    30.2
                                 Retail Trade    10.1
                                      Finance     7.5
                          Technology Services     5.9
                            Consumer Services     4.0
                          Industrial Services     1.1
                        Consumer Non-Durables     0.8
                      Cash & Other Net Assets     7.1

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1999 (UNAUDITED)


                               10 LARGEST HOLDINGS

                          *  SK Telecom Co. Ltd.
                          *  Telefonos de Mexico, A.D.R.
                          *  Hon Hai Precision Industry
                          *  Datacraft Asia, Ltd.
                          *  Advanced Info Services
                          *  Samsung Electronics
                          *  President Chain Store Corp.
                          *  Korea Telecom Corp.
                          *  Korea Thrunet Co., Ltd.
                          *  Cifra, S.A.

                          Total Number of Holdings: 49

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
COMMON STOCKS (92.9%)(2)

   AFRICA/ MIDDLE EAST (11.1%)
     ISRAEL (7.8%)
               1,700   Comverse Technology, Inc. (Electronic
                         Technology) (3)                               $246,075
               2,500   Gilat Satellite Networks, Ltd., A.D.R.
                         (Electronic Technology) (3)                    296,875
               8,600   Nice Systems, Ltd., A.D.R. (Electronic
                         Technology ) (3)                               423,013
               4,200   RADWARE, Ltd. (Electronic Technology) (3)        181,125
                                                                  --------------
                                                                      1,147,088
                                                                  --------------
     SOUTH AFRICA (3.3%)
              65,506   Dimension Data Holdings, Ltd.
                         (Technology Services)                          410,811
              25,000   Old Mutual p.l.c. (Finance) (3)                   68,045
                                                                  --------------
                                                                        478,856
                                                                  --------------

   ASIA (60.3%)
     HONG KONG (4.4%)
              13,000   Cheung Kong Hldgs., Ltd. (Indus. Svcs.)          165,144
             640,000   China Hong Kong Photo Products Hldgs.,
                         Ltd. (Retail Trade)                             82,331
              44,000   China Telecom (Utilities)                        275,088
              97,000   Founder Hong Kong, Ltd. (Elec. Tech.)            118,544
                                                                  --------------
                                                                        641,107
                                                                  --------------
     INDONESIA (1.1%)
             189,000   PT Ramayana Lestari (Retail Trade)               159,585
                                                                  --------------

     MALAYSIA (1.6%)
              24,000   Commerce Asset-Holding Berhad (Finance)           61,579
              15,000   Malayan Banking Berhad (Finance)                  53,289

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              43,000   Resorts World Berhad (Consumer
                         Services)                                      123,342
                                                                  --------------
                                                                        238,210
                                                                  --------------

     PHILIPPINES (2.3%)
             224,000   Del Monte Pacific, Ltd. (Consumer
                         Non-Durables) (3)                              108,940
           2,343,000   Digital Telecom Philippines (Utilities) (3)       81,395
             173,000   Jollibee Foods Co. (Warrants) (Consumer
                         Services) (3)(4)(5)                             72,978
             424,000   SM Prime Holdings, Inc. (Retail Trade)            79,960
                                                                  --------------
                                                                        343,273
                                                                  --------------
     SINGAPORE (11.2%)
               9,700   Creative Technology, Ltd. (Electronic
                         Technology) (3)                                168,538
              70,000   Datacraft Asia, Ltd. (Electronic Tech.)          581,000
              22,097   DBS Group Holdings Ltd. (Finance)                362,202
              51,000   Natsteel Electronics, Ltd. (Electronic
                         Technology)                                    269,469
              23,000   Venture Mfg., Ltd. (Electronic Tech.)            263,765
                                                                  --------------
                                                                      1,644,974
                                                                  --------------

     SOUTH KOREA (18.5%)
              20,000   Korea Electric Power, A.D.R. (Utilities)         335,000
               3,000   Korea Telecom Corporation (Utilities)            472,919
               3,000   Korea Telecom Corp., A.D.R. (Utilities) (3)      224,250
               6,700   Korea Thrunet Co., Ltd. (Technology
                         Services) (3)                                  454,763
              18,746   SK Telecom Co., A.D.R. (Utilities)               719,378
               2,129   Samsung Electronics (Electronic
                         Technology)                                    498,735
                                                                  --------------
                                                                      2,705,045
                                                                  --------------
     TAIWAN (15.2%)
              35,000   Accton Technology Corp., G.D.R
                         (Electronic Technology) (3)                    255,500
              70,698   Chroma Ate, Inc. (Electronic Technology) (3)     207,239
              84,880   Hon Hai Precision Industry (Electronic
                         Technology) (3)                                632,848
             110,420   President Chain Store Corp. (Retail Trade)       487,276
             104,902   Phoenixtec Power Co. (Elec. Tech.) (3)           202,217
              62,730   Taiwan Semiconductor Co. (Electronic
                         Technology) (3)                                333,787
              84,000   United World Chinese Commercial Bank
                         (Finance)                                      101,437
                                                                  --------------
                                                                      2,220,304
                                                                  --------------
     THAILAND (6.0%)
              32,800   Advanced Info Services (Utilities)               550,368

--------------------------------------------------------------------------------
QUANTITY          NAME OF ISSUER                             MARKET VALUE ($)(1)
--------------------------------------------------------------------------------
              54,000   Bangkok Bank (Finance)                           136,201
              42,000   Hana Microelectronics Public Co., Ltd.
                         (Electronic Technology)                        189,566
                                                                  --------------
                                                                        876,135
                                                                  --------------

   EUROPE (6.1%)
     GREECE (3.1%)
               3,937   Alpha Credit Bank (Finance)                      308,280
              10,500   Panafon Telecom (Utilities) (3)                  140,983
                                                                  --------------
                                                                        449,263
                                                                  --------------
     SPAIN (3.0%)
               5,550   Telefonica, A.D.R. (Utilities)                   437,409
                                                                  --------------

   LATIN AMERICA (13.9%)
     BRAZIL (3.4%)
               6,900   Companhia Brasileira de Distribuicao
                         Grupo Pao de Acucar (Retail Trade)             222,956
               1,800   Tele Centro Sul Participacoes S.A.,
                         A.D.R. (Utilities)                             163,350
               4,400   Telesp Participacoes S.A., A.D.R.
                         (Utilities) (3)                                107,525
                                                                  --------------
                                                                        493,831
                                                                  --------------
     MEXICO (10.5%)
             223,700   Cifra S.A. (Retail Trade)                        448,580
               5,800   Grupo Televisa S.A. (Consumer Services)          395,850
               6,200   Telefonos de Mexico, A.D.R. (Utilities)          697,500
                                                                  --------------
                                                                      1,541,930
                                                                  --------------

   NORTH AMERICA (1.5%)
     CANADA (1.5%)
               5,800   Telesystems Int'l. Wireless, Inc.
                         (Utilities) (3)                                213,356
                                                                  --------------


Total common stocks                                                  13,590,366
                                                                  --------------
      (cost: $7,338,939)

SHORT-TERM SECURITIES (7.8%) (2)
           1,137,000   Sit Money Market Fund, 5.35% (6)               1,137,000
                                                                  --------------
      (cost: $1,137,000)

Total investments in securities
      (cost: $8,475,939) (7)                                        $14,727,366
                                                                  ==============

         See accompanying notes to portfolios of investments on page 38.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)  Percentage figures indicate percentage of total net assets.

(3)  Presently non-income producing securities.

(4) Securities sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and sold only to dealers in that program or other "accredited investors".

(5) This security has been identified by the investment adviser as an illiquid security. The aggregate value of the security at December 31, 1999, is $72,978 in Developing Markets Growth which represents 0.5% of the Funds' net assets. The following table summarizes the purchase date(s) and cost basis of the security.

                                                            Purchase
     Fund                                Security            Date(s)        Shares/Par      Cost Basis
     -----------------------------  ------------------  ----------------  --------------  --------------
     Developing Markets Growth        Jollibee Foods      3/98 - 12/98       173,000          77,228

(6) This security represents an investment in an affiliated party. See note 3 to the accompanying financial statements.

(7) At December 31, 1999, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                  LARGE CAP         REGIONAL         MID CAP
                                                 BALANCED          GROWTH           GROWTH           GROWTH
                                                   FUND             FUND             FUND             FUND
                                              -------------    -------------    -------------    -------------
Cost for federal income tax purposes          $  10,926,456    $  96,173,231    $   5,716,139    $ 259,737,188
                                              =============    =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation        $   3,731,653    $  68,617,094    $   2,384,038    $ 257,740,485
         Gross unrealized depreciation             (198,174)        (846,961)        (213,012)      (8,728,286)
                                              -------------    -------------    -------------    -------------

Net unrealized appreciation                   $   3,533,479    $  67,770,133    $   2,171,026    $ 249,012,199
                                              =============    =============    =============    =============

                                                                                 SCIENCE AND       DEVELOPING
                                              INTERNATIONAL       SMALL CAP       TECHNOLOGY        MARKETS
                                                  GROWTH            GROWTH          GROWTH           GROWTH
                                                   FUND              FUND            FUND             FUND
                                              -------------    -------------    -------------    -------------

Cost for federal income tax purposes          $  66,695,723    $  47,127,254    $  12,257,028    $   8,475,939
                                              =============    =============    =============    =============

Unrealized appreciation (depreciation) on
    investments:
         Gross unrealized appreciation        $  72,852,990    $  56,858,962    $  13,853,679    $   6,317,492
         Gross unrealized depreciation             (693,193)      (1,039,372)         (73,435)         (66,065)
                                              -------------    -------------    -------------    -------------

Net unrealized appreciation                   $  72,159,797    $  55,819,590    $  13,780,244    $   6,251,427
                                              =============    =============    =============    =============

(8) Medium-term debt security whose return is linked to the performance of the common stock of Sony Corporation. The security is subject to price fluctuations of the Sony Corporation common stock, up to a limit of 130% of its level at issue date (May 8, 1999), without being affected by changes in the yen/U.S. dollar exchange rate. The quarterly interest payment for each unit is based on the U.S. dollar equivalent market value of 20 shares of Sony Corp. common stock on issue date.

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                                  LARGE CAP         REGIONAL        MID CAP
                                                  BALANCED          GROWTH           GROWTH          GROWTH
                                                    FUND             FUND             FUND            FUND
                                              ---------------  ---------------  ---------------  ---------------
ASSETS
Investments in securities, at
    identified cost                           $    10,926,456  $    96,173,231  $     5,716,139  $   259,737,188
                                              ===============  ===============  ===============  ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail          $    14,459,935  $   163,943,364  $     7,887,165  $   508,749,386
Cash in bank on demand
    deposit                                            11,060          110,857              460        2,000,717
Receivables:
    Dividends and accrued interest                     53,442           66,359            3,938          131,664
    Fund shares sold                                      131           45,637            1,826           41,635
    Investment securities sold                             --               --               --               --
    Other receivables                                      --            6,596              309            6,661
                                              ---------------  ---------------  ---------------  ---------------

           Total assets                            14,524,568      164,172,813        7,893,698      510,930,063
                                              ---------------  ---------------  ---------------  ---------------


LIABILITIES
Payables:
    Disbursements in excess of
       cash balances                                       --               --               --               --
    Investment securities purchased                        --               --               --               --
    Forward currency contracts, net (note 1)               --               --               --               --
    Fund shares redeemed                                1,156            7,303               33           60,865
    Accrued investment management
       and advisory services fee                       11,705          132,141            6,495          412,590
    Other payables                                         38               --               --               --
                                              ---------------  ---------------  ---------------  ---------------

           Total liabilities                           12,899          139,444            6,528          473,455
                                              ---------------  ---------------  ---------------  ---------------

Net assets applicable to
    outstanding capital stock                      14,511,669      164,033,369        7,887,170      510,456,608
                                              ===============  ===============  ===============  ===============

Capital stock
    Par                                       $         0.001  $         0.001  $         0.001  $         0.001

    Authorized shares                          10,000,000,000   10,000,000,000   10,000,000,000   10,000,000,000
    Outstanding shares                                773,964        2,680,214          555,748       24,667,831
                                              ===============  ===============  ===============  ===============

Net asset value per share of
    outstanding capital stock                 $         18.75  $         61.20  $         14.19  $         20.69
                                              ===============  ===============  ===============  ===============

                                                                                 SCIENCE AND      DEVELOPING
                                             INTERNATIONAL       SMALL CAP       TECHNOLOGY         MARKETS
                                                 GROWTH           GROWTH           GROWTH           GROWTH
                                                  FUND             FUND             FUND             FUND
                                            ---------------  ---------------  ---------------  ---------------
ASSETS
Investments in securities, at
    identified cost                         $    66,695,723  $    47,127,254  $    12,257,028  $     8,475,939
                                            ===============  ===============  ===============  ===============

Investments in securities, at
    market value - see
    accompanying schedule for detail        $   138,855,519  $   102,946,843  $    26,037,272  $    14,727,366
Cash in bank on demand
    deposit                                              --               --           66,079               --
Receivables:
    Dividends and accrued interest                   91,272           35,765            3,475            6,822
    Fund shares sold                                107,888           73,914           43,819           23,142
    Investment securities sold                           --               --               --               --
    Other receivables                                   827           10,775               --            3,416
                                            ---------------  ---------------  ---------------  ---------------

           Total assets                         139,055,506      103,067,297       26,150,645       14,760,746
                                            ---------------  ---------------  ---------------  ---------------


LIABILITIES
Payables:
    Disbursements in excess of
       cash balances                                109,827           41,954               --          103,270
    Investment securities purchased                      --               --               --               --
    Forward currency contracts, net (note 1)      2,023,930               --               --               --
    Fund shares redeemed                            601,497           55,166           15,893               --
    Accrued investment management
       and advisory services fee                    161,921          112,981           24,503           22,850
    Other payables                                       --               --            2,192               --
                                            ---------------  ---------------  ---------------  ---------------

           Total liabilities                      2,897,175          210,101           42,588          126,120
                                            ---------------  ---------------  ---------------  ---------------

Net assets applicable to
    outstanding capital stock                   136,158,331      102,857,196       26,108,057       14,634,626
                                            ===============  ===============  ===============  ===============

Capital stock
    Par                                     $         0.001  $         0.001  $         0.001  $         0.001

    Authorized shares                        10,000,000,000   10,000,000,000   10,000,000,000   10,000,000,000
    Outstanding shares                            5,197,193        3,059,919        1,014,452        1,032,027
                                            ===============  ===============  ===============  ===============

Net asset value per share of
    outstanding capital stock               $         26.20  $         33.61  $         25.74  $         14.18
                                            ===============  ===============  ===============  ===============

                      See accompanying notes to financial statements on page 48.

SIT MUTUAL FUNDS
SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                    LARGE CAP       REGIONAL        MID CAP
                                                     BALANCED        GROWTH          GROWTH          GROWTH
                                                       FUND           FUND            FUND            FUND
                                                  -------------  -------------   -------------   -------------
Investment income:
      INCOME:
          Dividends *                             $      27,876  $     341,584   $      27,048   $     373,116
          Interest                                      169,810        171,181           4,831         450,947
                                                  -------------  -------------   -------------   -------------
                  Total income                          197,686        512,765          31,879         824,063
                                                  -------------  -------------   -------------   -------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                      63,710        713,988          46,139       2,588,756
              Less fees and expenses absorbed
                  by investment adviser                      --             --          (9,228)       (517,751)
                                                  -------------  -------------   -------------   -------------

              Total net expenses                         63,710        713,988          36,911       2,071,005
                                                  -------------  -------------   -------------   -------------

              Net investment income (loss)              133,976       (201,223)         (5,032)     (1,246,942)
                                                  -------------  -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss) (note 2)             150,922      7,896,562           5,710      76,835,748
          Net change in unrealized appreciation
              (depreciation) on investments           1,461,851     22,990,541         570,641     110,575,117
          Realized gain (loss) on foreign
              currency transactions                          --             --              --              --
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions (note 3)                          --             --              --              --
                                                  -------------  -------------   -------------   -------------

              Net gain (loss) on investments          1,612,773     30,887,103         576,351     187,410,865
                                                  -------------  -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations                   $   1,746,749  $  30,685,880   $     571,319   $ 186,163,923
                                                  =============  =============   =============   =============

-------------------

                                                                                 SCIENCE AND      DEVELOPING
                                                INTERNATIONAL     SMALL CAP       TECHNOLOGY       MARKETS
                                                   GROWTH           GROWTH          GROWTH          GROWTH
                                                    FUND             FUND            FUND            FUND
                                                -------------   -------------   -------------   -------------
Investment income:
      INCOME:
          Dividends *                           $     290,705   $      61,902   $       9,009   $      51,570
          Interest                                    126,273          75,728          13,200          57,954
                                                -------------   -------------   -------------   -------------
                  Total income                        416,978         137,630          22,209         109,524
                                                -------------   -------------   -------------   -------------

      EXPENSES (NOTE 3):
          Investment management and
              advisory services fee                   987,790         485,191         132,223         112,586
              Less fees and expenses absorbed
                  by investment adviser              (186,879)             --         (22,037)             --
                                                -------------   -------------   -------------   -------------

              Total net expenses                      800,911         485,191         110,186         112,586
                                                -------------   -------------   -------------   -------------

              Net investment income (loss)           (383,933)       (347,561)        (87,977)         (3,062)
                                                -------------   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
          Net realized gain (loss) (note 2)         8,974,676       5,668,141         261,829         910,676
          Net change in unrealized appreciation
              (depreciation) on investments        38,289,342      39,347,847      10,173,911       3,466,027
          Realized gain (loss) on foreign
              currency transactions                   (93,132)             --              --          (5,078)
          Net change in unrealized appreciation
              (depreciation) on foreign currency
              transactions (note 3)                (2,017,359)             --              --           1,586
                                                -------------   -------------   -------------   -------------

              Net gain (loss) on investments       45,153,527      45,015,988      10,435,740       4,373,211
                                                -------------   -------------   -------------   -------------

Net increase (decrease) in net assets
      resulting from operations                 $  44,769,594   $  44,668,427   $  10,347,763   $   4,370,149
                                                =============   =============   =============   =============

-------------------

* Dividends are net of foreign withholding tax of $32,578 and $2,719 in the International Growth Fund and Developing Markets Growth Fund, respectively.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         BALANCED                        LARGE CAP
                                                                           FUND                         GROWTH FUND
                                                               -----------------------------   -----------------------------
                                                                 SIX MONTHS                     SIX MONTHS
                                                                   ENDED                          ENDED
                                                                DECEMBER 31,    YEAR ENDED      DECEMBER 31,     YEAR ENDED
                                                                   1999          JUNE 30,          1999           JUNE 30,
                                                                (UNAUDITED)        1999         (UNAUDITED)         1999
                                                               -------------   -------------   -------------   -------------
Operations:
    Net investment income (loss)                               $     133,976   $     175,194   $    (201,223)  $    (117,054)
    Net realized gain (loss) on investments                          150,922         591,404       7,896,562      17,648,687
    Net change in unrealized appreciation
       (depreciation) on investments                               1,461,851         205,945      22,990,541       2,230,110
    Net realized gain (loss) on foreign currency transactions             --              --              --              --
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                      --              --              --              --
                                                               -------------   -------------   -------------   -------------

       Net increase (decrease) in net assets resulting from
         operations                                                1,746,749         972,543      30,685,880      19,761,743
                                                               -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                           (198,000)       (147,000)             --         (17,000)
    Net realized gains on investments                               (542,000)       (350,000)     (8,800,000)     (9,200,000)
                                                               -------------   -------------   -------------   -------------

       Total distributions                                          (740,000)       (497,000)     (8,800,000)     (9,217,000)
                                                               -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                      2,041,068       6,001,022      16,228,480      55,525,759
    Reinvested distributions                                         734,369         491,654       8,605,885       9,042,427
    Payments for shares redeemed                                  (1,382,880)     (2,277,394)    (22,944,572)    (52,351,385)
                                                               -------------   -------------   -------------   -------------

       Increase (decrease) in net assets from
         capital share transactions                                1,392,557       4,215,282       1,889,793      12,216,801
                                                               -------------   -------------   -------------   -------------

         Total increase in net assets                              2,399,306       4,690,825      23,775,673      22,761,544
NET ASSETS
    Beginning of period                                           12,112,363       7,421,538     140,257,696     117,496,152
                                                               -------------   -------------   -------------   -------------
    End of period                                              $  14,511,669   $  12,112,363   $ 164,033,369   $ 140,257,696
                                                               =============   =============   =============   =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                    $  10,838,688   $   9,446,131   $  90,329,930   $  88,440,137
    Undistributed (distributions in excess of) net
       investment income                                                (335)         63,689        (201,223)             --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                         139,837         530,915       6,134,529       7,037,967
    Unrealized appreciation (depreciation) on investments          3,533,479       2,071,628      67,770,133      44,779,592
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                              --              --              --              --
                                                               -------------   -------------   -------------   -------------

                                                               $  14,511,669   $  12,112,363   $ 164,033,369   $ 140,257,696
                                                               =============   =============   =============   =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                             115,880         359,829         294,346       1,156,108
    Reinvested distributions                                          41,237          30,798         152,479         198,041
    Redeemed                                                         (80,214)       (138,578)       (420,839)     (1,081,277)
                                                               -------------   -------------   -------------   -------------

Net increase (decrease)                                               76,903         252,049          25,986         272,872
                                                               =============   =============   =============   =============

           REGIONAL                        MID CAP                      INTERNATIONAL                     SMALL CAP
         GROWTH FUND                     GROWTH FUND                     GROWTH FUND                     GROWTH FUND
-----------------------------   -----------------------------   -----------------------------   -----------------------------
  SIX MONTHS                      SIX MONTHS                     SIX MONTHS                      SIX MONTHS
     ENDED                          ENDED                           ENDED                           ENDED
  DECEMBER 31,    YEAR ENDED     DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED
    1999           JUNE 30,         1999           JUNE 30,         1999           JUNE 30,         1999           JUNE 30,
 (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)         1999        (UNAUDITED)         1999
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$      (5,032)  $      (2,333)  $  (1,246,942)  $  (1,585,981)  $    (383,933)  $    (339,030)  $    (347,561)  $    (493,500)
        5,710        (111,164)     76,835,748      25,382,637       8,974,676       2,669,179       5,668,141      (3,899,846)

      570,641       1,187,711     110,575,117      (2,614,204)     38,289,342       2,467,482      39,347,847       6,980,637
           --              --              --              --         (93,132)         75,709              --              --

           --              --              --              --      (2,017,359)          1,383              --              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      571,319       1,074,214     186,163,923      21,182,452      44,769,594       4,874,723      44,668,427       2,587,291
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           --         (12,000)             --              --      (1,100,000)       (284,000)             --              --
           --              --     (30,425,000)    (59,500,000)     (6,300,000)     (5,500,000)             --      (7,700,000)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

           --         (12,000)    (30,425,000)    (59,500,000)     (7,400,000)     (5,784,000)             --      (7,700,000)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      281,723       3,331,498     100,859,039     430,451,763      26,058,137      74,962,278      20,251,738      27,461,865
           --          11,188      29,067,082      56,956,588       7,152,503       5,530,038              --       7,467,439
     (489,480)     (1,863,065)   (150,551,014)   (478,075,695)    (29,404,123)    (84,321,667)    (12,397,566)    (36,954,369)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


     (207,757)      1,479,621     (20,624,893)      9,332,656       3,806,517      (3,829,351)      7,854,172      (2,025,065)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      363,562       2,541,835     135,114,030     (28,984,892)     41,176,111      (4,738,628)     52,522,599      (7,137,774)

    7,523,608       4,981,773     375,342,578     404,327,470      94,982,220      99,720,848      50,334,597      57,472,371
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
$   7,887,170   $   7,523,608   $ 510,456,608   $ 375,342,578   $ 136,158,331   $  94,982,220   $ 102,857,196   $  50,334,597
=============   =============   =============   =============   =============   =============   =============   =============

$   5,799,972   $   6,007,729   $ 191,596,333   $ 212,221,226   $  63,272,332   $  59,465,815   $  45,616,872   $  37,762,700

       (5,032)             --      (1,246,942)             --        (931,427)        552,506        (347,561)             --


      (78,796)        (84,506)     71,095,018      24,684,270       3,681,613       1,100,069       1,768,295      (3,899,846)
    2,171,026       1,600,385     249,012,199     138,437,082      72,159,797      33,870,455      55,819,590      16,471,743

           --              --              --              --      (2,023,984)         (6,625)             --              --
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

$   7,887,170   $   7,523,608   $ 510,456,608   $ 375,342,578   $ 136,158,331   $  94,982,220   $ 102,857,196   $  50,334,597
=============   =============   =============   =============   =============   =============   =============   =============


       21,619         289,865       6,640,707      31,884,953       1,228,941       4,137,747         869,453       1,551,586
           --             979       1,590,973       4,770,255         292,775         317,635              --         509,720
      (36,968)       (162,044)     (9,375,890)    (35,369,826)     (1,385,349)     (4,605,179)       (563,488)     (2,131,506)
-------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

      (15,349)        128,800      (1,144,210)      1,285,382         136,367        (149,797)        305,965         (70,200)
=============   =============   =============   =============   =============   =============   =============   =============

                      See accompanying notes to financial statements on page 48.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        SCIENCE AND
                                                                        TECHNOLOGY                  DEVELOPING MARKETS
                                                                        GROWTH FUND                     GROWTH FUND
                                                               -----------------------------   -----------------------------
                                                                 SIX MONTHS                      SIX MONTHS
                                                                   ENDED                           ENDED
                                                                DECEMBER 31,     YEAR ENDED     DECEMBER 31,     YEAR ENDED
                                                                   1999           JUNE 30,         1999           JUNE 30,
                                                                (UNAUDITED)         1999        (UNAUDITED)         1999
                                                               -------------   -------------   -------------   -------------
Operations:
    Net investment income (loss)                               $     (87,977)  $     (63,669)  $      (3,062)  $      (5,540)
    Net realized gain (loss) on investments                          261,829        (316,306)        910,676      (2,762,417)
    Net change in unrealized appreciation
       (depreciation) on investments                              10,173,911       2,941,239       3,466,027       3,644,737
    Net realized gain (loss) on foreign currency transactions             --              --          (5,078)        (33,292)
    Net change in unrealized appreciation (depreciation) on
       foreign currency transactions                                      --              --           1,586            (726)
                                                               -------------   -------------   -------------   -------------

       Net increase (decrease) in net assets resulting from
         operations                                               10,347,763       2,561,264       4,370,149         842,762
                                                               -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                 --              --              --              --
    Net realized gains on investments                                     --              --              --              --
                                                               -------------   -------------   -------------   -------------

       Total distributions                                                --              --              --              --
                                                               -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                      2,854,057       9,619,464       3,483,258      11,372,665
    Reinvested distributions                                              --              --              --              --
    Payments for shares redeemed                                  (1,287,428)     (2,845,402)     (4,556,527)    (12,382,569)
                                                               -------------   -------------   -------------   -------------

       Increase (decrease) in net assets from
         capital share transactions                                1,566,629       6,774,062      (1,073,269)     (1,009,904)
                                                               -------------   -------------   -------------   -------------

         Total increase in net assets                             11,914,392       9,335,326       3,296,880        (167,142)
NET ASSETS
    Beginning of period                                           14,193,665       4,858,339      11,337,746      11,504,888
                                                               -------------   -------------   -------------   -------------
    End of period                                              $  26,108,057   $  14,193,665   $  14,634,626   $  11,337,746
                                                               =============   =============   =============   =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus)                    $  12,515,199   $  10,948,570   $  11,178,650   $  12,251,919
    Undistributed (distributions in excess of) net
       investment income                                             (87,977)             --          (3,062)             --
    Accumulated net realized gain (loss) from
       security transactions and foreign
       currency transactions                                         (99,409)       (361,238)     (2,792,386)     (3,697,984)
    Unrealized appreciation (depreciation) on investments         13,780,244       3,606,333       6,251,427       2,785,400
    Unrealized appreciation (depreciation) on foreign
       currency transactions                                              --              --              (3)         (1,589)
                                                               -------------   -------------   -------------   -------------

                                                               $  26,108,057   $  14,193,665   $  14,634,626   $  11,337,746
                                                               =============   =============   =============   =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold                                                             151,656         733,282         331,108       1,343,413
    Reinvested distributions                                              --              --              --              --
    Redeemed                                                         (69,431)       (213,983)       (434,969)     (1,479,311)
                                                               -------------   -------------   -------------   -------------

Net increase (decrease)                                               82,225         519,299        (103,861)       (135,898)
                                                               =============   =============   =============   =============

                      See accompanying notes to financial statements on page 48.

                  This page has been left blank intentionally.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Developing Markets Growth, Sit Small Cap Growth, Sit International Growth, Sit Balanced, Sit Regional, and Sit Science and Technology Growth Funds are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). The investment objective for each Fund is as follows:

      --------------------------------------------------------------------------
      FUND                          INVESTMENT OBJECTIVE
      --------------------------------------------------------------------------
      Large Cap Growth Fund, Inc.   Maximize long-term capital appreciation and,
                                    secondarily current income.
      --------------------------------------------------------------------------
      Mid Cap Growth Fund, Inc.     Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Small Cap Growth              Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Balanced                      Long-term capital appreciation consistent
                                    with the preservation of principal and to
                                    provide regular income.
      --------------------------------------------------------------------------
      International Growth          Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Developing Markets Growth     Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Regional Growth Fund          Maximize long-term capital appreciation.
      --------------------------------------------------------------------------
      Science and Technology        Maximize long-term capital appreciation.
      Growth Fund
      --------------------------------------------------------------------------

Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices are obtained from independent pricing services. Debt securities maturing more than 60 days are priced by an independent pricing service. When market quotations are not readily available, or securities can not be valued by the pricing service, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors, which may include dealer supplied valuations. Debt securities maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

ILLIQUID SECURITIES

Each Fund currently limits investments in illiquid securities to 15% of net assets. At December 31, 1999, the Developing Markets Growth Fund held investments in securities deemed illiquid by the investment adviser. The aggregate value of such securities at December 31, 1999, was $72,978, representing 0.5% of the Fund's net assets. Pursuant to the guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the limitation specified above.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The market value of securities and other assets and liabilities denominated in foreign currencies for Developing Markets Growth Fund and International Growth Fund are translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Developing Markets Growth and International Growth Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

As of December 31, 1999, the International Growth Fund had entered into an open forward currency exchange contract with an exchange date of January 12, 2000. The net unrealized depreciation of $2,023,930 for this contract is included in the accompanying financial statements.

                                                         U.S. Dollar Value as of
                                                             December 31, 1999
                                                             -----------------
      Currency to be Delivered   1,417,495,488  Japanese Yen    $13,899,730
      Currency to be Received       11,875,800  U.S. Dollars     11,875,800
                                                                -----------
      Net Unrealized Depreciation                               $ 2,023,930
                                                                -----------

FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


For federal income tax purposes the Developing Markets Growth Fund has a capital loss carryover of $3,697,984 at June 30, 1999 which, if not offset by subsequent capital gains, will begin to expire in 2004. Also at June 30, 1999, the Small Cap Growth, Science and Technology Growth, and Regional Growth Funds have capital loss carryovers of $3,899,846, $332,937, and $67,482, respectively which, if not offset by subsequent capital gains, will begin to expire in 2007. It is unlikely that the Board of Directors will authorize a distribution of net realized gains until the available capital loss carryovers are offset or expire.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced Fund and declared and paid annually for Regional Growth, Science and Technology Growth, Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, and Large Cap Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

CONCENTRATION OF INVESTMENTS

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income it generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended December 31, 1999, were as follow:


                                            PURCHASES ($)     PROCEEDS ($)
                                            -------------     ------------

      Large Cap Growth Fund                   43,683,778       45,254,150
      Mid Cap Growth Fund                    135,380,857      177,881,965
      Small Cap Growth Fund                   21,917,852       16,980,375
      Balanced Fund                            6,878,239        5,649,461
      International Growth Fund               16,450,241       24,248,892
      Developing Markets Growth Fund           2,963,861        4,286,676
      Regional Growth Fund                     1,009,927        1,001,856
      Science and Technology Growth Fund       4,236,236        3,363,779

NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                            CONTRACTUAL      NET OF ADVISER'S
                                            MANAGEMENT        VOLUNTARY FEE
                                                FEE               WAIVER
                                                ---               ------

      Large Cap Growth Fund                    1.00%              1.00%
      Mid Cap Growth Fund                      1.25%              1.00%
      Small Cap Growth Fund                    1.50%              1.50%
      Balanced Fund                            1.00%              1.00%
      International Growth Fund                1.85%              1.50%
      Developing Markets Growth Fund           2.00%              2.00%
      Regional Growth Fund                     1.25%              1.00%
      Science and Technology Growth Fund       1.50%              1.25%

SIA is obligated to pay all of the Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions and other transaction charges relating to investing activities).

For the period November 1, 1996 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the Mid Cap Growth Fund to 1.00% of the Fund's average daily net assets. For the period January 1, 1994 through December 31, 2000, the Adviser has agreed to limit the management fee (and, thereby, all Fund expenses, except those not payable by the Fund as set forth above) of the International Growth Fund to 1.50% of the Fund's average daily net assets. For the period January 1, 1998 through December 31, 2000 the Adviser has agreed to limit the management fee (and, thereby, all fund expenses, except those not payable by the Fund as set forth above) of the Regional Growth and Science and Technology Growth Fund to 1.00% and 1.25%, respectively, of the Fund's average daily net assets. After December 31, 2000, these voluntary fee waivers may be discontinued by the Adviser in its sole discretion. During the period ended December 31, 1999, for the Mid Cap Growth, International Growth, Regional Growth, and Science and Technology Growth Funds, SIA voluntarily absorbed an additional $517,751, $186,879, $9,228 and $22,037, respectively, in expenses that were otherwise payable by the Funds.

As of December 31, 1999, the Large Cap Growth Fund, International Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Regional Growth Fund, Science and Technology Growth Fund, Developing Markets Growth Fund, and Balanced Fund had invested $4,239,000, $7,427,000, $10,547,000, $4,719,000, $147,000, $612,000,
$1,137,000, and $544,000, respectively, in the Sit Money Market Fund. The terms of such transactions were identical to those of non-related entities except that, to avoid duplicate investment advisory fees, SIA remits to each Fund an amount equal to all fees otherwise due to them under their investment management agreement for the assets invested in the Sit Money Market Fund.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


INVESTMENT SUB-ADVISER

SIA has entered into a sub-advisory arrangement with an affiliated international investment adviser, Sit/Kim International Investment Associates, Inc. ("SKI"). SKI provides investment research information and portfolio management service for the Developing Markets Growth Fund and International Growth Fund. Generally, as compensation for its services under the sub-advisory agreement, SIA pays SKI a monthly fee of 1/12 of .75% on the first $100 million of each Fund's average daily net assets, 1/12 of .50% on the next $100 million of average daily net assets and 1/12 of .40% of average daily net assets in excess of $200 million. SKI has agreed to waive any fees under the agreement to the extent that cumulative out of pocket expenses of each Fund borne by SIA exceed the cumulative fees received by SIA pursuant to each Fund's investment management agreement. In accordance with the Agreement, fees of $724,675 were paid or payable to SKI for the year ended December 31, 1999.

TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 1999:

                                                                % SHARES
                                                  SHARES       OUTSTANDING
                                                  ------       -----------

      Large Cap Growth Fund                       481,547         17.97
      Mid Cap Growth Fund                       4,483,527         18.18
      Small Cap Growth Fund                     1,025,761         33.52
      Balanced Fund                               149,303         19.29
      International Growth Fund                 1,435,386         27.62
      Developing Markets Growth Fund              198,053         19.19
      Regional Growth Fund                        114,042         20.52
      Science and Technology Growth Fund          237,407         23.40

SIT BALANCED FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


NOTE 4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated in the following highlights for each Fund.

                                                         Six Months
                                                           Ended
                                                        December 31,                        Years Ended June 30,
                                                            1999       ------------------------------------------------------------
                                                        (Unaudited)       1999         1998         1997         1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                   $ 17.38       $ 16.68      $ 14.93      $ 12.57      $ 10.99     $  9.48
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                    0.18           .32          .34          .33          .30         .28
    Net realized and unrealized gains
       (losses) on investments                               2.21          1.45         2.99         2.42         1.57        1.50
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        2.39          1.77         3.33         2.75         1.87        1.78
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                               (.28)         (.31)        (.35)        (.32)        (.29)       (.27)
    From realized gains                                      (.74)         (.76)       (1.23)        (.07)          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (1.02)        (1.07)       (1.58)        (.39)        (.29)       (.27)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                         $ 18.75       $ 17.38      $ 16.68      $ 14.93      $ 12.57     $ 10.99
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 14.11%        11.25%       23.95%       22.42%       17.26%      19.16%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $14,512       $12,112      $ 7,422      $ 5,103      $ 4,062     $ 2,444

RATIOS:
    Expenses to average daily net assets                     1.00%(2)      1.00%        1.00%        1.00%        1.00%       1.00%
    Net investment income to average daily net assets        2.10%(2)      2.01%        2.20%        2.48%        2.61%       2.97%
Portfolio turnover rate (excluding short-term securities)   45.94%        89.37%       62.62%       38.16%      101.37%      50.61%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             Six Months
                                                               Ended
                                                            December 31,                     Years Ended June 30,
                                                                1999      ----------------------------------------------------------
                                                            (Unaudited)      1999        1998       1997        1996       1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $  52.84     $  49.34    $  40.39   $  32.75    $  28.38   $  23.89
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income                                        (.08)        (.04)        .02        .07         .04        .11
    Net realized and unrealized gains
       (losses) on investments                                  11.85         6.96       13.17      10.02        6.61       5.88
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                           11.77         6.92       13.19      10.09        6.65       5.99
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                    .00         (.01)       (.07)      (.03)       (.04)      (.09)
    From realized gains                                         (3.41)       (3.41)      (4.17)     (2.42)      (2.24)     (1.41)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (3.41)       (3.42)      (4.24)     (2.45)      (2.28)     (1.50)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $  61.20     $  52.84    $  49.34   $  40.39    $  32.75   $  28.38

------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     22.81%       15.10%      35.33%     32.36%      24.48%     26.33%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $164,033     $140,258    $117,496   $ 72,226    $ 53,017   $ 45,211

RATIOS:
    Expenses to average daily net assets                         1.00% (3)    1.00%       1.00%      1.00%(2)    1.00%(2)   1.00%(2)
    Net investment income (loss) to average daily net assets    (0.28%)(3)   (0.09%)      0.06%      0.20%(2)    0.14%(2)   0.42%(2)
Portfolio turnover rate (excluding short-term securities)       31.82%       70.51%      43.61%     32.23%      49.99%     67.14%


-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) During the years ended June 30, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $50,548, $110,099, and $132,305, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.08%, 1.23%, and 1.35% for the years ended June 30, 1997, 1996, and 1995, respectively, and the ratio of net investment income(loss) to average daily net assets would have been 0.11%, (.09%), and 0.07%, respectively.

(3)  Percentages are adjusted to an annual rate.

SIT REGIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended                     Six Months
                                                           December 31,   Year Ended       Ended
                                                               1999        June 30,      June 30,
                                                           (Unaudited)       1999          1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                      $13.17         $11.26         $10.00
-----------------------------------------------------------------------------------------------------
Operations:
    Net investment income                                      (.01)          (.01)           .02
    Net realized and unrealized gains
       on investments                                          1.03           1.94           1.24
-----------------------------------------------------------------------------------------------------
Total from operations                                          1.02           1.93           1.26
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                   --           (.02)            --
    From realized gains                                          --             --             --
-----------------------------------------------------------------------------------------------------
Total distributions                                             .00           (.02)           .00
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                            $14.19         $13.17         $11.26
-----------------------------------------------------------------------------------------------------
Total investment return (1)                                    7.74%         17.21%         12.60%
-----------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $7,887         $7,524         $4,982

RATIOS:
    Expenses to average daily net assets                       1.00% (2)      1.00% (2)      1.00%(2)
    Net investment income to average net assets               (0.14%)(2)     (0.04%)(2)      0.44%(2)
Portfolio turnover rate (excluding short-term securities)     14.00%         68.71%         19.71%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for periods ended December 31, 1999 and June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the periods ended December 31, 1999, June 30, 1999 and 1998, the investment adviser voluntarily absorbed $9,228, $14,845 and $3,611, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25% for the periods ended December 31, 1999, June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (0.39%), (0.29%) and 0.19%, respectively.

SIT MID CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                      Six Months
                                                        Ended
                                                     December 31,                          Years Ended June 30,
                                                         1999       ---------------------------------------------------------------
                                                     (Unaudited)       1999          1998          1997          1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                               $  14.54      $  16.49      $  15.43      $  15.58      $  13.00    $  11.08
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                          (.05)         (.06)         (.07)         (.03)         (.04)         --
    Net realized and unrealized gains
       (losses) on investments                            7.43           .65          3.15          2.50          4.07        2.96
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                     7.38           .59          3.08          2.47          4.03        2.96
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                              --            --            --            --            --          --
    From realized gains                                  (1.23)        (2.54)        (2.02)        (2.62)        (1.45)      (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (1.23)        (2.54)        (2.02)        (2.62)        (1.45)      (1.04)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                     $  20.69      $  14.54      $  16.49      $  15.43      $  15.58    $  13.00
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                              51.87%         6.94%        22.19%        17.23%        33.00%      28.44%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)           $510,457      $375,343      $404,327      $386,543      $356,317    $327,879

RATIOS:
    Expenses to average daily net assets                  1.00% (2)     1.00% (2)     1.00% (2)     0.92% (2)     0.77%       0.83%
    Net investment income (loss) to average daily
       net assets                                        (0.60%)(2)    (0.46%)(2)    (0.41%)(2)    (0.20%)(2)    (0.23%)      0.02%
Portfolio turnover rate (excluding short-term
   securities)                                           33.93%        68.62%        52.62%        38.66%        50.38%      75.40%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1999 are adjusted to an annual rate. Effective November 1, 1996, total Fund expenses are contractually limited to 1.25% of average daily net assets. However, during the period ended December 31, 1999, and the years ended June 30, 1999, 1998 and 1997, the investment adviser voluntarily absorbed $517,751, $865,657, $1,004,074, and $609,840, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.25%, 1.25%, 1.25%, and 1.09% for the period ended December 31, 1999, and the years ended June 30, 1999, 1998 and 1997, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (0.85%), (0.71%), (0.66%) and (0.37%), respectively.

SIT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                    Six Months
                                                      Ended
                                                   December 31,                         Years Ended June 30,
                                                       1999       -----------------------------------------------------------------
                                                   (Unaudited)       1999          1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                             $  18.77      $  19.14      $  18.57     $  16.29     $  15.71     $  14.87
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                        (.06)         (.07)          .02          .01          .02          .09
    Net realized and unrealized gains
       on investments                                   9.00           .84          1.25         2.70         1.50         1.06
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                   8.94           .77          1.27         2.71         1.52         1.15
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                          (.23)         (.06)         (.03)        (.01)        (.09)        (.04)
    From realized gains                                (1.28)        (1.08)         (.67)        (.42)        (.85)        (.27)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (1.51)        (1.14)         (.70)        (.43)        (.94)        (.31)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                   $  26.20      $  18.77      $  19.14     $  18.57     $  16.29     $  15.71
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                            48.20%         4.51%         7.50%       17.04%       10.21%        7.86%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)         $136,158      $ 94,982      $ 99,721     $ 99,279     $ 88,712     $ 68,125

RATIOS:
    Expenses to average daily net assets                1.50% (2)     1.50% (2)     1.50%(2)     1.50%(2)     1.50%(2)     1.50%(2)
    Net investment income (loss) to average daily
       net assets                                      (0.72%)(2)    (0.37%)(2)     0.12%(2)     0.05%(2)     0.13%(2)     0.62%(2)
Portfolio turnover rate (excluding short-term
   securities)                                         15.86%        45.91%        43.74%       41.59%       38.55%       40.42%

-----------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended December 31, 1999, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.85% of average daily net assets. However, during the period ended December 31, 1999, and the years ended June 30, 1999, 1998, 1997, 1996, and 1995, the investment adviser voluntarily absorbed $186,879, $325,038, $338,651, $306,575, $269,556, and $228,795, respectively, in expenses that were otherwise payable by the fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.85% for the period ended December 31, 1999, and the years ended June 30, 1999, 1998, 1997, 1996, and 1995, and the ratio of net investment income (loss) to average daily net assets would have been (1.07%), (0.72%), (0.23%), (0.30%), (0.22%), and 0.27%, respectively.

SIT SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                            Six Months
                                                              Ended
                                                           December 31,                      Years Ended June 30,
                                                               1999       ----------------------------------------------------------
                                                           (Unaudited)       1999        1998        1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                     $  18.28      $  20.35    $  18.89    $  19.27    $  13.49    $  10.00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment loss                                         (.11)         (.18)       (.17)       (.14)       (.11)       (.02)
    Net realized and unrealized gains
       on investments                                          15.44          1.20        2.31         .57        6.03        3.56
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          15.33          1.02        2.14         .43        5.92        3.54
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From realized gains                                           --         (3.09)       (.68)       (.81)       (.14)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               --         (3.09)       (.68)       (.81)       (.14)       (.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                           $  33.61      $  18.28    $  20.35    $  18.89    $  19.27    $  13.49
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    83.86%         8.77%      11.70%       2.37%      44.13%      35.59%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $102,857      $ 50,335    $ 57,472    $ 58,358    $ 50,846    $ 12,015

RATIOS:
    Expenses to average daily net assets                        1.50% (2)     1.50%       1.50%       1.50%       1.50%       1.50%
    Net investment income (loss) to average daily net assets   (1.08%)(2)    (1.08%)     (0.72%)     (0.81%)     (0.91%)     (0.30%)
Portfolio turnover rate (excluding short-term securities)      26.79%        71.84%      79.54%      58.39%      69.92%      49.39%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT SCIENCE AND TECHNOLOGY GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              Six Months
                                                                Ended                          Six Months
                                                             December 31,    Year Ended           Ended
                                                                1999          June 30,           June 30,
                                                             (Unaudited)        1999               1998
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                       $ 15.23          $ 11.77          $ 10.00
------------------------------------------------------------------------------------------------------------
Operations:
    Net investment income                                        (.09)            (.07)            (.01)
    Net realized and unrealized gains
       on investments                                           10.60             3.53             1.78
------------------------------------------------------------------------------------------------------------
Total from operations                                           10.51             3.46             1.77
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     --               --               --
    From realized gains                                            --               --               --
------------------------------------------------------------------------------------------------------------
Total distributions                                               .00              .00              .00
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                             $ 25.74          $ 15.23          $ 11.77
------------------------------------------------------------------------------------------------------------
Total investment return (1)                                     69.01%           29.40%           17.70%
------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                   $26,108          $14,194          $ 4,858

RATIOS:
    Expenses to average daily net assets                         1.25% (2)        1.25% (2)        1.25% (2)
    Net investment income to average net assets                 (1.00%)(2)       (0.72%)(2)       (0.21%)(2)
Portfolio turnover rate (excluding short-term securities)       19.39%           58.29%           19.37%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for periods ended December 31, 1999 and June 30, 1998 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.50% of average daily net assets. However, during the periods ended December 31, 1999, June 30, 1999 and 1998, the investment adviser voluntarily absorbed $22,037, $22,008 and $4,655, respectively, in expenses that were otherwise payable by the Fund. Had the fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.50% for the periods ended December 31, 1999, June 30, 1999 and 1998, and the ratio of net investment income (loss) to average daily net assets would have been (1.25%), (0.97%) and (0.46%), respectively.

SIT DEVELOPING MARKETS GROWTH FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                               Six Months
                                                                 Ended
                                                              December 31,                    Years Ended June 30,
                                                                  1999      -------------------------------------------------------
                                                              (Unaudited)     1999        1998        1997       1996       1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    Beginning of period                                        $  9.98      $  9.05     $ 13.04     $ 10.95    $  9.41    $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                    --           --        (.06)        .03         --         --
    Net realized and unrealized gains
       (losses) on investments                                    4.20          .93       (3.92)       2.06       1.55       (.54)
-----------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             4.20          .93       (3.98)       2.09       1.55       (.54)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                      --           --        (.01)         --         --         --
    From realized gains                                             --           --          --          --       (.01)      (.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --           --        (.01)         --       (.01)      (.05)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
    End of period                                              $ 14.18      $  9.98     $  9.05     $ 13.04    $ 10.95    $  9.41
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      42.08%       10.28%     (30.52%)     19.09%     16.51%     (5.44%)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                    $14,635      $11,338     $11,505     $16,789    $ 8,646    $ 4,618

RATIOS:
    Expenses to average daily net assets                          2.00% (2)    2.00%       2.00%       2.00%      2.00%      2.00%
    Net investment income (loss) to average daily net assets     (0.05%)(2)   (0.05%)     (0.52%)      0.32%      0.06%      0.03%
Portfolio turnover rate (excluding short-term securities)        27.56%       98.24%      53.36%      65.88%     46.22%     56.35%

------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)  Percentages are adjusted to an annual rate.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF THE SHAREHOLDER MEETING


The annual meeting of the shareholders of the Funds was held on October 26, 1999. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit bond funds only.

The matters voted on by the shareholders of record as of August 25, 1999 and the results of the shareholders' vote at the October 26, 1999 meeting were as follows:

1.    Election of Directors:
                                                       For         Withheld
                                                       ---         --------
      Eugene C. Sit
               Large Cap Growth                  1,584,815           15,449
               Mid Cap Growth                   16,122,299           68,696
               Small Cap Growth                  2,042,807            4,444
               Balanced                            339,896            3,747
               Regional Growth                     405,167            2,690
               Science and Technology Growth       647,082            1,651
               International Growth              2,954,786            7,498
               Developing Markets Growth           714,539            3,496

      William E. Frenzel
               Large Cap Growth                  1,584,815           15,449
               Mid Cap Growth                   16,070,728          120,267
               Small Cap Growth                  2,041,437            5,814
               Balanced                            336,421            7,222
               Regional Growth                     405,006            2,851
               Science and Technology Growth       645,937            2,796
               International Growth              2,945,616            7,668
               Developing Markets Growth           714,539            3,496

      John E. Hulse
               Large Cap Growth                  1,594,548           15,715
               Mid Cap Growth                   16,102,501           88,494
               Small Cap Growth                  2,042,807            4,444
               Balanced                            337,035            6,608
               Regional Growth                     405,005            2,852
               Science and Technology Growth       647,082            1,651
               International Growth              2,954,786            7,498
               Developing Markets Growth           714,480            3,555

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
RESULTS OF THE SHAREHOLDER MEETING (CONTINUED)


                                                       For         Withheld
                                                       ---         --------
      Sidney L. Jones
               Large Cap Growth                  1,585,006           15,257
               Mid Cap Growth                   16,108,198           82,797
               Small Cap Growth                  2,041,677            5,574
               Balanced                            336,421            7,222
               Regional Growth                     405,005            2,852
               Science and Technology Growth       645,777            2,956
               International Growth              2,954,687            7,597
               Developing Markets Growth           714,480            3,555

      Peter L. Mitchelson
               Large Cap Growth                  1,584,816           15,447
               Mid Cap Growth                   16,122,152           68,843
               Small Cap Growth                  2,042,807            4,444
               Balanced                            337,035            6,608
               Regional Growth                     405,167            2,690
               Science and Technology Growth       645,912            2,821
               International Growth              2,954,616            7,668
               Developing Markets Growth           714,480            3,555

      Donald W. Phillips
               Large Cap Growth                  1,583,241           17,022
               Mid Cap Growth                   16,121,796           69,199
               Small Cap Growth                  2,041,885            5,366
               Balanced                            337,035            6,608
               Regional Growth                     404,844            3,013
               Science and Technology Growth       645,912            2,821
               International Growth              2,954,786            7,498
               Developing Markets Growth           714,480            3,555


2.    Ratification of KPMG LLP as independent auditors for the Funds:

                                      For            Against       Abstain
                                      ---            -------       -------
      Large Cap Growth                1,588,906        5,945         5,411
      Mid Cap Growth                  16,106,855      24,083        60,057
      Small Cap Growth                2,030,257       10,686         6,308
      Balanced                        339,368            926         3,349
      Regional Growth                 402,908          1,686         3,263
      Science and Technology Growth   644,922          1,025         2,786
      International Growth            2,942,545       12,657         7,092
      Developing Markets Growth       706,257         11,078           700

[LOGO]


Directors:
                  Eugene C. Sit, CFA
                  Peter L. Mitchelson, CFA
                  William E. Frenzel
                  John E. Hulse
                  Sidney L. Jones
                  Donald W. Phillips


Director Emeritus:
                  Melvin C. Bahle

Officers:
                  Eugene C. Sit, CFA               Chairman
                  Peter L. Mitchelson, CFA         Vice Chairman
                  Mary K. Stern, CFA               President
                  Roger J. Sit                     Executive Vice President
                  Erik S. Anderson, CFA            Vice President - Investments
                  Ronald D. Sit, CFA               Vice President - Investments
                  Bryce A. Doty, CFA (1)           Vice President - Investments
                  Robert W. Sit (2)                Vice President - Investments
                  John T. Groton, Jr., CFA (3)     Vice President - Investments
                  Paul E. Rasmussen                Vice President & Treasurer
                  Michael P. Eckert                Vice President
                  Michael J. Radmer                Secretary
                  Debra A. Sit, CFA                Assistant Treasurer
                  Carla J. Rose                    Assistant Secretary


(1)  Sit Balanced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

SEMI-ANNUAL REPORT STOCK FUNDS

SIX MONTHS ENDED DECEMBER 31, 1999


INVESTMENT ADVISER                        AUDITORS

SIT INVESTMENT ASSOCIATES, INC.           KPMG LLP
4600 NORWEST CENTER                       4200 NORWEST CENTER
MINNEAPOLIS, MN 55402                     MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580
                                          LEGAL COUNSEL

DISTRIBUTOR                               DORSEY & WHITNEY LLP
                                          220 SOUTH SIXTH STREET
SIA SECURITIES CORP.                      MINNEAPOLIS, MN 55402
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)                 INVESTMENT SUB-ADVISER
800-332-5580
                                          (DEVELOPING MARKETS GROWTH FUND AND
                                          INTERNATIONAL GROWTH FUND)
CUSTODIAN                                 SIT/KIM INTERNATIONAL INVESTMENT
                                            ASSOCIATES, INC.
THE NORTHERN TRUST COMPANY                4600 NORWEST CENTER
50 SOUTH LASALLE STREET                   MINNEAPOLIS, MN 55402
CHICAGO, IL 60675                         612-334-5888 (METRO AREA)
                                          800-332-5580

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166



                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)